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                                                                   EXHIBIT 10.14

(3/24/01)


                     MASSACHUSETTS FULL-SERVICE OFFICE LEASE

                            FANEUIL HALL MARKETPLACE

                                 by and between

                    FANEUIL HALL MARKETPLACE, INC., Landlord



                                       and

                       HARBOR GLOBAL COMPANY LTD., Tenant
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                     MASSACHUSETTS FULL-SERVICE OFFICE LEASE

                            FANEUIL HALL MARKETPLACE

     THIS LEASE is made and entered into as of October 26, 2000 by and between FANEUIL HALL MARKETPLACE, INC., a Maryland corporation ("Landlord") and HARBOR GLOBAL COMPANY LTD., a Massachusetts limited liability corporation ("Tenant").

     In consideration of the rents hereinafter reserved and the agreements hereinafter set forth, Landlord and Tenant mutually agree as follows:

     1. SUMMARY OF TERMS.
        ----------------

     The following is a summary of the principal terms of the Lease. Any capitalized term set forth below shall, for the purposes of this Lease, have the meaning ascribed to it in this Section 1.

     A.   Description of Premises
          -----------------------

          (1) Building: Those portions of the two (2) buildings known as North
              --------
Market Building and South Market Building which are designated by Landlord for office use from time to time and more particularly shown on Schedule A-1 of this
                                                            ------------
Lease.

          (2) Building Area: That parcel of land which comprises the Faneuil
              -------------
Hall Marketplace located in Boston, Massachusetts as more particularly described in Schedule A-2 of this Lease.
   ------------

          (3) Premises: Approximately 3,497 square feet of Rental Area on the
              --------
fourth floor of the Building as shown on Schedule A.
                                         ----------

     B.   Rent

          (1) Annual Basic Rent: One Hundred Sixty Thousand Eight Hundred
              -----------------
Sixty-two Dollars and Four Cents ($160,862.04) per annum, payable in monthly installments of Thirteen Thousand Four Hundred Five Dollars and Seventeen Cents ($13,405.17).

          (2) Advance Rent: None.
              ------------

          (3) Security Deposit: None.
              ----------------

     C.   Adjustments.
          -----------

          (1) Base Operating Costs: The Base Operating Costs for the Premises
              --------------------
shall be the Operating Costs for the Operating Year which commences January 1, 2001 and ends December 31, 2001, multiplied by Tenant's Fractional Share.

          (2) Base Taxes: The Base Taxes for the Premises shall be the Taxes for
              ----------
the Building attributable to the Tax Year which commenced July 1, 2000 and ends June 30, 2001, multiplied by Tenant's Fractional Share.

          (3) Adjustment Period Consumer Price Index. Intentionally omitted.
              --------------------------------------

                                       1
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     D.   Term
          ----

          (1) Term: Five (5) years and sixteen (16) days, subject to Section 4.
              ----

          (2) Lease Commencement Date: November 15, 2000, subject to Section 4.
              -----------------------

          (3) Termination Date: November 30, 2000, subject to Section 4.
              ----------------

     E.   Notice and Payment
          ------------------

          (1) Tenant Notice Address:
                    Mr. Stephen Kasnet
                    Harbor Global Ltd.
                    One Faneuil Hall Marketplace
                    Fourth Floor
                    Boston, MA 02109

          (2) Landlord Notice Address:
                    Faneuil Hall Marketplace, Inc.
                    Management Office
                    4 Faneuil Hall Marketplace
                    Boston, MA 02109

                    with a copy to:
                    Faneuil Hall Marketplace, Inc.
                    c/o The Rouse Company
                    10275 Little Patuxent Pkwy
                    Columbia, Maryland 21044
                    Attention: General Counsel

          (3) Landlord Payment Address:
                    Faneuil Hall Marketplace, Inc.
                    P.O. Box 64089
                    Baltimore, MD  21264-4089

     F.   Broker
          ------

                    Mr. Frederick Scopa
                    Bostonia Realty
                    100 State Street
                    Boston, MA 02109

     2. DEFINITIONS.
        -----------

     For purposes of this Lease, the Schedules attached and made a part hereof and all agreements supplemental to this Lease, the following terms shall have the respective meanings as set forth in the following Section, subsection, paragraph and Schedule references:


                                                          Reference

Additional Rent.................................................6.3
Alterations....................................................15.1

                                       2
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Annual Basic Rent...............................................1.B
Authority........................................................27
Bankruptcy Code................................................19.1
BRA Lease........................................................27
Building.......................................................1.A.
Casualty.......................................................17.1
City.............................................................27
City Lease.......................................................27
Common Area....................................................10.1
Default Rate....................................................6.5
Excess Taxes....................................................7.3
Event of Default...............................................20.1
Event of Tenant's Bankruptcy...................................19.1
Fractional Share................................................7.1
Insolvency Laws................................................19.1
Landlord Notice Address........................................1.E.
Landlord Payment Address.......................................1.E.
Lease Commencement Date.........................................1.D
Mortgage.........................................................27
Mortgagee........................................................27
Operating Costs.................................................7.1
Operating Costs Statement.......................................7.2
Operating Year..................................................7.1
Premises........................................................1.A
Property........................................................7.1
Public Areas.............................................Schedule C
Renewal Term....................................................4.3
Rental Area.......................................................3
Rental Year.....................................................6.1
Rules and Regulations.............................................9
Tenant Allowance................................................5.1
Tenant Improvements.............................................5.1
Tenant Notice Address..........................................1.E.
Tenant's Share of Increased Operating Costs.....................7.2
Tenant's Personal Property.....................................15.3
Term............................................................4.1
Termination Date...............................................1.D.
Transfer.........................................................25

     3. LEASED PREMISES; MEASUREMENT.
        ----------------------------

     3.1. Leased Premises. Landlord hereby leases to Tenant, and Tenant hereby
          ---------------
leases from Landlord, the Premises as shown on the plan attached hereto as Schedule A, together with the right to use, in common with others, the Common
----------
Area. The rental area of the Premises ("Rental Area") has been computed in accordance with the applicable formula set forth in Schedule X attached hereto
                                                    ----------
and made a part hereof.

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     4. TERM AND COMMENCEMENT OF TERM.
        -----------------------------

     4.1. Term. The term of this Lease (the "Term") shall commence on the Lease
          ----
Commencement Date; provided, however, that if the Premises are not Ready for Occupancy as of such Lease Commencement Date for any reason, except for delays caused by Tenant, then the Lease Commencement Date shall be delayed until the earlier of:

          a. the date on which Tenant shall take possession of all or any portion of the Premises, provided that such possession shall be only with the written approval of Landlord; or

          b. the date the Premises are Ready for Occupancy;

and, if necessary, the Termination Date shall be adjusted to effect the total number of years in the Term, as set forth in subsection 1.D. plus the part of the month, if any, from the adjusted Lease Commencement Date to the first full month of the Term.

     In the event the Premises are not Ready for Occupancy by the Lease Commencement Date, as initially set forth above, because of a delay caused by Tenant, then said Lease Commencement Date shall not be delayed and Tenant's obligations shall commence as of said date, notwithstanding the status of construction.

     The Term shall be for the period of time specified in Section 1.D.(1) plus the part of the month, if any, from the Lease Commencement Date to the first day of the first full calendar month in the Term, unless earlier terminated pursuant to any other provision of this Lease or pursuant to law. At Landlord's request, Tenant shall promptly enter into one or more supplementary written agreements, in such form as Landlord shall reasonably prescribe, specifying the Lease Commencement Date and the Termination Date.

     4.2. Ready For Occupancy. For purposes hereof, the Premises shall be deemed
          -------------------
conclusively ready for occupancy ("Ready for Occupancy") upon the completion of the following conditions:

          a. Landlord has substantially completed its work on the Tenant's Improvements except for punch list items; and

          b. Landlord shall have received any governmental approvals which are necessary in order for Tenant to occupy the Premises, unless Tenant's acts or omissions have caused such approvals to be denied, in which case Tenant shall be deemed to have waived this condition 4.2.b.

     4.3. Option to Renew. Provided Tenant is in possession of the Premises and
          ---------------
is not in default of any term, covenant or condition of this Lease, Tenant shall have the option to renew the Term of this Lease for one (1) additional period of three (3) years ("Renewal Term") to commence immediately upon the expiration of the initial Term.

     Said Renewal Term shall be upon the same terms, covenants and conditions as contained in this Lease, except that (i) the Annual Basic Rent during said Renewal Term shall be at the "Prevailing Market Rate", (ii) there shall be no further option to renew except as specifically provided herein, (iii) there shall be no abatement of rent, and (iv) Landlord shall not be obligated to construct, pay for or grant an allowance with respect to tenant improvements unless otherwise specifically provided for in this Lease. "Prevailing Market Rate" shall mean the current market rental rate for the Premises as determined by Landlord but shall not be more than the rate at which Landlord would offer such space or space of approximately the same size and location to a third party. In no event, however, shall the Annual Basic Rent during the Renewal Term be less than the Annual Basic Rent reserved under this Lease for the Rental Year immediately preceding the Renewal Term for which the determination is being made.

     In order to exercise the option granted herein, Tenant shall notify Landlord, in writing, not more than twelve (12) months nor less than nine (9) months prior to the expiration of the initial Term that it is considering

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exercising its option to renew the Term. On receipt of such notice, Landlord will, in writing, not later than thirty (30) days after receipt of the notice from Tenant, quote to Tenant what the new Annual Basic Rent will be for the ensuing Renewal Term. Tenant shall then notify Landlord, in writing, not later than fifteen (15) days after notice received of such Annual Basic Rent, as to whether or not it will exercise the option herein granted and if no such notice of exercise of the option is received, the option shall be deemed waived. In the event Tenant exercises the option, Landlord and Tenant shall execute a modification to this Lease acknowledging such renewal and setting forth the new Annual Basic Rent.

     The option shall be void if, at the time of exercise of such option, Tenant is not in possession of the Premises or if there is an Event of Default under this Lease or if Tenant fails to deliver the requisite notice thereof within the time period specified above. The option granted herein shall not be severed from this Lease, separately sold, assigned or transferred.

     5. TENANT IMPROVEMENTS AND ACCEPTANCE OF PREMISES.
        ----------------------------------------------

     5.1. Tenant Improvements. Prior to the Lease Commencement Date, Landlord
          -------------------
shall make the improvements to the Premises ("Tenant Improvements") described in the plans and specifications prepared by GHK, Inc. dated August 15,2000 as amended September 22, 2000 ("Plans and Specifications"), such Plans and Specifications being attached hereto as Schedule B and made a part of this Lease
                                        ----------
and having been approved in writing by Landlord and Tenant. All materials shall be building-standard materials unless otherwise specified in Schedule B. Except
                                                             ----------
as otherwise specifically provided in this Lease, Landlord shall not be responsible for performing or paying for the moving or installation of telephone and computer systems, wiring or cabling, or the acquisition, moving or installation of Tenant's furnishings, fixtures and equipment in the Premises.

     Landlord agrees to bear the cost of the Tenant Improvements in an amount not to exceed Fifty-two Thousand Eight Hundred Four Dollars and Seventy Cents ($52,804.70) ("Tenant Allowance"), provided no modifications are made to the Plans and Specifications described herein. In the event Tenant shall request any modifications to the Plans and Specifications which increase the cost of completing the Tenant Improvements, Tenant covenants and agrees to pay to Landlord, as Additional Rent, all costs and expenses incurred by Landlord in excess of the Tenant Allowance, and to make such payment within thirty (30) days after receipt of an invoice for same from Landlord. Any excess of the Tenant Allowance over the total cost of constructing the Tenant Improvements shall belong solely to Landlord.

     Any other initial improvements to the Premises not shown on the Plans and Specifications are subject to Landlord's prior written approval and such improvements shall be performed by Landlord, and the cost thereof shall be paid by Tenant to Landlord within thirty (30) days following receipt of an invoice for same from Landlord. Any amounts payable by Tenant hereunder shall include Landlord's standard construction management fee computed on the total cost of construction, including but not limited to the cost of developing, preparing and modifying construction drawings.

     In the event this Lease shall terminate for any reason whatsoever prior to the end of the Term or this Lease is assigned, conveyed or transferred to another entity (except for any transfers which Landlord may permit under Section 25 hereof), Tenant shall be required to repay Landlord, upon demand, the unamortized amount of the Tenant Allowance and Broker's commission (if any) determined by multiplying the total amount of the Tenant Allowance and Broker's commission incurred by Landlord by a fraction, the numerator of which shall be the amount of the unexpired Term remaining in the Lease, and the denominator of which shall be the full Term of the Lease.

     5.2. Acceptance of Premises. Prior to occupancy, Landlord and Tenant shall
          ----------------------
conduct a joint inspection of the Premises during which they shall develop a mutually agreeable punchlist of items to be completed by Landlord. Tenant's occupancy of the Premises shall be deemed to constitute acceptance of the Premises and acknowledgment by Tenant that Landlord has fully complied with its obligations hereunder to construct and deliver the Premises to Tenant, except for the punchlist items, which shall be completed by

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Landlord within a reasonable time thereafter. Landlord shall have the right to enter the Premises to complete or repair any such punchlist items and entry by Landlord, its agents, employees or contractors for such purpose shall not constitute an actual or constructive eviction, in whole or in part, or entitle Tenant to any abatement or diminution of rent or relieve Tenant of any of its obligations under this Lease, or impose any liability upon Landlord or its agents, employees or contractors.

     6. RENT.
        ----

     6.1. Annual Basic Rent. Tenant shall pay to Landlord during each Rental
          -----------------
Year of the Term fixed rent equal to the Annual Basic Rent as set forth in
Section 1.B.(1). Annual Basic Rent shall be payable in advance on the first day of each month of the Term in equal monthly installments, without notice, demand, abatement (except as otherwise specifically provided in this Lease), deduction or set-off. If the Term of this Lease shall commence on a day other than the first day of a month, the first payment shall include any prorated Annual Basic Rent for the period from the Lease Commencement Date to the first day of the first full calendar month of the Term.

     "Rental Year" shall mean each successive twelve (12) calendar month period occurring during the Term of this Lease, or portion of such a period, with the first Rental Year commencing as of the Lease Commencement Date and ending on the last day of the twelfth full calendar month thereafter and the last Rental Year ending on the Termination Date. For any Rental Year of less or more than twelve full months, Annual Basic Rent shall be adjusted accordingly. All Annual Basic Rent and Additional Rent shall be paid to Landlord at the Landlord Payment Address.

     6.2. Intentionally omitted.
          ---------------------

     6.3. Additional Rent. Tenant shall pay to Landlord as additional rent
          ---------------
("Additional Rent") all other sums of money which shall become due and payable hereunder. Unless a date for payment is otherwise specified herein, all Additional Rent shall be due and payable within thirty (30) days of invoicing by Landlord.

     6.4 Advance Rent; Security Deposit. Intentionally Omitted.
         ------------------------------

     6.5. Late Charge. If Tenant fails to make any payment of Annual Basic Rent,
          -----------
Additional Rent, or other sums required to be paid hereunder within five (5) days after the date when payment is due, Tenant shall pay to Landlord, as Additional Rent, a late charge to cover extra administrative costs and loss of use of funds equal to (a) six percent (6%) of the amount due for the first month or portion thereof that such amount is past due plus (b) interest on the amount remaining unpaid thereafter at the rate of eighteen percent (18%) per annum; provided, however, that should such late charge at any time violate any applicable law, the late charge shall be reduced to the highest rate permitted by law (the foregoing rate being herein referred to as the "Default Rate"). Landlord's acceptance of any rent after it has become due and payable shall not excuse any delays with respect to future rental payments or constitute a waiver of any of Landlord's rights under this Lease.

     7. OPERATING COST ESCALATIONS.
        --------------------------

     7.1. Definitions. For purposes of this Lease, the following definitions
          -----------
shall apply:

     a. "Operating Year" means each respective calendar year or part thereof during the Term of this Lease or any renewal thereof, or at the option of Landlord, any other twelve month period or part thereof designated by Landlord during the Term of this Lease or any renewal thereof.

     b. "Property" means the Building, the land upon which the Building is situated, the Common Area, and such additional facilities in subsequent years as may be determined by Landlord to be reasonably necessary or desirable for the management, maintenance or operation of the Building.

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     c. "Operating Costs" means all expenses and costs (but not specific costs which are allocated or separately billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with owning, operating, managing, painting, repairing, insuring and cleaning the Property, including, but not limited to, the following:

          (i) cost of all supplies and materials used, and labor charges incurred, in the operation, maintenance, decoration, repairing and cleaning of the Property, including janitorial service for all floor area leased to tenants;

          (ii) cost of all equipment purchased or rented which is utilized in the performance of Landlord's obligations hereunder, and the cost of maintenance and operation of any such equipment;

          (iii) cost of all maintenance and service agreements for the Property and the equipment therein, including, without limitation, alarm service, security service, window cleaning, and elevator maintenance;

          (iv) accounting costs, including the cost of audits by certified public accountants, outside legal and engineering fees and expenses incurred in connection with the operation and management of the Property;

          (v) wages, salaries and related expenses including the costs of all on-site and off-site agents or employees engaged in the operation, maintenance, security and management of the Property; provided, however, the wages, salaries and related expenses of any agents or employees not exclusively engaged in the operation, maintenance, security and management of the Property shall be apportioned as deemed appropriate by Landlord;

          (vi) cost of all insurance coverage for the Property from time to time maintained by Landlord, including but not limited to the costs of premiums for insurance with respect to personal injury, bodily injury, including death, property damage, business interruption, workmen's compensation insurance covering personnel and such other insurance as Landlord shall deem necessary, which insurance Landlord may maintain under policies covering other properties owned by Landlord in which event the premium shall be reasonably allocable;

          (vii) cost of repairs, replacements and general maintenance to the Property, including without limitation the mechanical, electrical and heating, ventilating and air-conditioning equipment and/or systems (excluding alterations attributable solely to tenants, capital improvements unless they are included under c(xi), and repairs and general maintenance paid by proceeds of insurance or by tenants or other third parties); provided that Landlord may elect to amortize the cost of any such repair, replacement or general maintenance item together with any financing charges incurred in connection therewith;

          (viii) any and all Common Area maintenance, repair or redecoration (including repainting) and exterior and interior landscaping;

          (ix) cost of removal of trash, rubbish, garbage and other refuse from the Property as well as removal of ice and snow from the sidewalks on or adjacent to the Property;

          (x) all charges for electricity, gas, water, steam, sewerage service, heating, ventilation and air-conditioning and other utilities furnished to the Property (including legal, architectural and engineering fees incurred in connection therewith);

          (xi) amortization of capital improvements made to the Building after the year of substantial completion of the Building, which improvements were undertaken by Landlord with the reasonable expectation that the same would result in more efficient operation of the Building or are made by Landlord pursuant to any governmental law, regulation or action not applicable to the Building at commencement of

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construction of the Building; provided that the cost of each such capital improvement, together with any financing charges incurred in connection therewith, shall be amortized over the period of time over which Landlord expects to recapture its investment through savings, and only that portion attributable to each Operating Year shall be included herein for such Operating Year;

          (xii) a management fee for the operation and management of the Property; and

          (xiii) costs and expenses incurred in order to comply with covenants and conditions contained in liens, encumbrances and other matters of public record affecting the Property.

     Notwithstanding the above, Operating Costs shall not include (a) payments of principal and interest on any mortgages, deeds of trust or other financing instruments relating to the financing of the Property, (b) leasing commissions or brokerage fees, and (c) costs associated with preparing, improving or altering for space for any leasing or releasing of any space within the Building.

     For any Operating Year during which less than ninety-five percent (95%) of the Rental Area of the Building is occupied, the calculation of that portion of Operating Costs which vary with occupancy shall be adjusted to equal the Operating Costs which Landlord projects would have been incurred had the Building been ninety-five percent (95%) occupied during such Operating Year.

     d. "Fractional Share" shall mean a fraction, the numerator of which is the Rental Area of the Premises and the denominator of which is the total Rental Area of the Building. For the purposes of this subparagraph, the Rental Area of the Building shall mean the sum of the Rental Area of all floors of the Building as determined by Landlord. As of the Lease Commencement Date, Tenant's Fractional Share of the Building is 3.6982%.

     7.2. Payment of Operating Cost Escalation. For each Operating Year,
          ------------------------------------
commencing January 1, 2001, Tenant shall pay to Landlord, in the manner provided herein, Tenant's share of increased Operating Costs which shall be computed by multiplying the Operating Costs for the Operating Year by Tenant's Fractional Share and subtracting the Base Operating Costs from the result obtained ("Tenant's Share of Increased Operating Costs") but in no event less than the Base Operating Costs; provided, however, that for the Operating Years during which the Term begins and ends, Tenant's Share of Increased Operating Costs shall be prorated based upon the actual number of days Tenant occupied, or could have occupied, the Premises during each such Operating Year.

     Tenant's Share of Increased Operating Costs shall be paid, in advance, without notice, demand, abatement (except as otherwise specifically provided in this Lease), deduction or set-off, on the first day of each calendar month during the Term, said monthly amounts to be determined on the basis of estimates prepared by Landlord on an annual basis and delivered to Tenant prior to the commencement of each Operating Year. If, however, Landlord fails to furnish any such estimate prior to the commencement of an Operating Year, then (a) until the first day of the month following the month in which such estimate is furnished to Tenant, Tenant shall pay to Landlord on the first day of each month an amount equal to the monthly sum payable by Tenant to Landlord under this subsection 7.2 in respect of the last month of the preceding Operating Year; (b) promptly after such estimate is furnished to Tenant, Landlord shall give notice to Tenant whether the installments of Tenant's Share of Increased Operating Costs paid by Tenant for the current Operating Year have resulted in a deficiency or overpayment compared to payments which would have been paid under such estimate, and Tenant, within ten (10) days after receipt of such estimate, shall pay any deficiency to Landlord and any overpayment shall be credited against future payments required by Tenant under such estimate; and (c) on the first day of the month following the month in which such estimate is furnished to Tenant and monthly thereafter throughout the remainder of the Operating Year, Tenant shall pay to Landlord the monthly payment shown on such estimate. Landlord may at any time or from time to time furnish to Tenant a revised estimate of Tenant's Share of Increased Operating Costs for such Operating Year, and in such case, Tenant's monthly payments shall be adjusted and paid or credited, as the case may be, substantially in the same manner as provided in the preceding sentence.

     After the end of each Operating Year, Landlord shall determine actual Operating Costs for such Operating Year and shall provide to Tenant an "Operating Costs Statement" setting forth the actual Tenant's Share of Increased Operating Costs for such Operating Year. Within thirty (30) days after delivery of the Operating Costs Statement, Tenant shall pay Landlord any deficiency between the amount shown as Tenant's Share of Increased Operating Costs in the Operating Costs Statement and the total of the estimated payments made by Tenant during the Operating Year. In the event of overpayment, such amount shall be credited against future payments required on account of Tenant's Share of Increased Operating Costs, or if the Term has expired, Landlord shall refund to Tenant the amount of any overpayment.

     Each Operating Costs Statement provided by Landlord shall be conclusive and binding upon Tenant unless within thirty (30) days after receipt thereof, Tenant notifies Landlord that it disputes the correctness thereof, specifying those respects in which it claims the Operating Costs Statement to be incorrect. Unless resolved by the parties, such dispute shall be determined by arbitration in accordance with the then prevailing rules of the American Arbitration Association. If the arbitration proceedings result in a determination that the Operating Costs Statement contained an aggregate discrepancy of less than five percent (5%), Tenant shall bear all costs in connection with such arbitration. Pending determination of the dispute, Tenant shall pay any amounts due from Tenant in accordance with the Operating Costs Statement, but such payment shall be without prejudice to Tenant's claims. Tenant, for a period of thirty (30) days after delivery of the Operating Costs Statement in each Operating Year and upon at least ten (10) days written notice to Landlord, shall have reasonable access during normal business hours to the books and records of Landlord relating to Operating Costs for the purpose of verifying the Operating Costs Statement, Tenant to bear all costs relating to such inspection. Tenant shall reimburse Landlord for any cost for photocopying that it desires.

     Section 7.3. Payment of Tax Escalation.
                  -------------------------

     "Taxes" shall mean the portion of any real estate tax or assessment, real estate rental receipt or gross receipt tax levied against or in respect of Faneuil Hall Marketplace or the Building which is allocable to the Building, or any other tax levied against Landlord in substitution for or in lieu of any tax which would otherwise constitute a real estate tax or a specific tax on rentals from the Building plus the cost, including attorneys' and appraisers' fees, of any negotiation, contest or appeal pursued by Landlord in an effort to reduce the tax or assessment on which any tax provided for in this Section is based.

     The amount of Taxes allocated to the Building by the City of Boston is currently based upon a Letter Agreement between Landlord and the City dated May 13, 1974 as amended April 29, 1999. Tenant's proportionate share of such Taxes for the base period Tax Year (as defined in the following paragraph) is included in the rental set forth above.

     Commencing July 1, 2001 and continuing in each Tax Year during the term, Tenant shall pay, as Additional Rent, its Fractional Share of any increase in Taxes assessed with respect to the Building and Building Area over and above the amount of Taxes assessed against the Building and the Building Area for the Tax Year ending June 30 2001, (the "base period" Tax Year). The increase in Taxes for any Tax Year shall be computed by multiplying the actual taxes assessed for the Tax Year in question by Tenant's Fractional Share and subtracting the Tax Base from the product thereof.

     The tax payment required hereunder shall be paid by Tenant in equal monthly installments in such amounts as are from time to time estimated and billed by Landlord during each Tax Year, each such installment being due on the first day of each month.

     Within one hundred eighty (180) days (or such additional time thereafter as is reasonable under the circumstances) after the end of the base period Tax Year and each successive year thereafter, Landlord shall deliver to Tenant a statement of (a) the amount of Taxes per square foot of Rental Floor Area within the Building, (b) the total Rental Floor Area within the Building and (c) the amount of Tenant's Fractional Share

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of the increase in Taxes over the Base Taxes payable by Tenant. The Fractional
Share payable by Tenant shall be paid to Landlord within thirty (30) days after receipt of the aforesaid statement.

     For the Tax Year in which the term commences or terminates, the provisions of this Section shall apply, but Tenant's liability for its Fractional Share of any Taxes for such year shall be subject to a pro rata adjustment based on the period of said Tax Year during which the Premises are occupied by Tenant.

     "Tax Year" means each twelve (12) month period (deemed, for the purposes of this Section, to have 365 days) established as the real estate Tax Year by the taxing authorities having lawful jurisdiction over the Building Area.

     8. USE, CARE AND REPAIR OF PREMISES BY TENANT.
        ------------------------------------------

     8.1. Permitted Uses. Tenant shall use and occupy the Premises solely for
          --------------
general office purposes in accordance with applicable zoning regulations and for no other purpose. Tenant shall not do anything or permit anything to be done in or on the Premises, or bring or keep anything therein which will, in any way, obstruct, injure, annoy or interfere with the rights of Landlord or other tenants, or subject Landlord to any liability for injury to persons or damage to property, or interfere with the good order of the Building, or conflict with the laws, rules or regulations of any Federal, state or city authority.

     8.2. Care of Premises. Tenant shall, at its sole expense, keep the Premises
          ----------------
and the improvements and appurtenances therein in good order and condition consistent with the operation of a first-class office building, and at the expiration of the Term, or at the sooner termination of this Lease as herein provided, deliver up the same broom clean and in as good order and condition as at the beginning of the Term, ordinary wear and tear and damage by fire or other casualty excepted. Tenant, at its sole expense, shall promptly replace damaged or broken doors and glass in and about the interior of the Premises and shall be responsible for the repair and maintenance of all special or custom Tenant Improvements and Alterations, including, without limitation, the repair and replacement of appliances and equipment installed specifically for Tenant such as refrigerators, disposals, computer room air conditioning, sinks and special plumbing, special light fixtures and bulbs for those fixtures, non-standard outlets and plug-in strips, and special cabinetry. Consistent with the provisions of Section 22, Tenant shall pay for all property damage sustained by other tenants or occupants of the Building, due to any waste, misuse or neglect by Tenant of the Premises and any fixtures and appurtenances related thereto or due to any breach of this Lease by Tenant, its employees, agents, representatives or invitees.

     8.3. Hazardous Substances. For purposes of this provision, "Hazardous
          --------------------
Substances" shall mean any hazardous or toxic substance, material or waste, now or hereafter defined or regulated under the Resource Conservation and Recovery Act (42 U.S.C. ss. 6901 et seq.), the Comprehensive Environmental Response, Compensation, and Liability Act (42 U.S.C. ss. 9601 et seq.), the Clean Water Act (33 U.S.C. ss. 1251 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), and the Toxic Substances Control Act (15 U.S.C. ss. 2601 et seq.), and all similar federal, state and local statutes, laws, rules and regulations in connection with environmental conditions, health and safety, including without limitation, asbestos and petroleum products (collectively, "Environmental Laws"). Tenant covenants and agrees that it will not use or allow the Premises to be used for the storage, use, treatment or disposal of any Hazardous Substance, without Landlord's prior written consent. Notwithstanding the foregoing, Landlord's prior written consent shall not be required with respect to Tenant's use, storage or sale of certain supplies or products, which might contain or might be considered a Hazardous Substance, in the normal course of Tenant's business in accordance with the specific use permitted by this Lease, provided, however, that Tenant shall (i) comply with all other provisions of this Section; (ii) notify Landlord in writing from time to time of the identity and approximate quantity of such Hazardous Substance; and (iii) keep each such Hazardous Substance on the Premises in quantities as small as reasonably practicable, but in no event large enough to activate reporting requirements under any Environmental Law. Tenant, at Tenant's sole cost and expense shall promptly contain and remediate any release of a Hazardous Substance on the Property to the extent such release arises directly from the actions of Tenant, its agents, servants and employees.

     Tenant shall indemnify, reimburse and hold harmless Landlord, its partners and affiliates agents from and against any damages, claims, judgments, fines, penalties, costs, liabilities (including sums paid in settlement of claims) or loss including reasonable attorneys' fees, reasonable consultants' fees, and reasonable expert fees incurred by any of them to the extent resulting from Tenant's use, handling, generation, treatment, storage, disposal, other management or release of any Hazardous Substance at or from the Premises or the Property, whether or not Tenant has acted negligently with respect to such Hazardous Substance. This indemnity shall survive the expiration or earlier termination of this Lease.

     8.4. Compliance with Laws. Tenant, at its sole cost and expense, shall
          --------------------
conform to and comply with and shall cause the Premises to conform to and comply with all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, and ordinances applicable to Tenant or resulting from Tenant's use or occupancy of the Premises or the Property or any part thereof.

     9. RULES AND REGULATIONS.
        ---------------------

     Tenant and its agents and invitees shall abide by and observe the rules and regulations attached hereto as Schedule C for the operation and maintenance of
                               ----------
the Building Area or any new rules and regulations which may from time to time be issued by Landlord ("Rules and Regulations"), provided that any new rules or regulations are not inconsistent with the provisions of this Lease. Nothing in this Lease shall be interpreted to impose upon Landlord any duty or obligation to enforce any such rules and regulations against any other tenant in the Building Area, and Landlord shall not be liable to Tenant for any violation of these rules and regulations by any other tenant or its agents or invitees.

     10. COMMON AREA.
         -----------

     10.1. Definition of Common Area. As used herein, "Common Area" means those
           -------------------------
areas and facilities which may be furnished by Landlord on or near the Property, as designated by Landlord from time to time, intended for the general common use and benefit of all tenants of the Building Area and their agents, representatives, licensees, employees and invitees, including, without limitation, any and all stairs, landings, roofs, utility and mechanical rooms and equipment, service closets, corridors, elevators, lobbies, lavatories and other public areas of the Building and all parking areas, access roads, pedestrian walkways, plazas and landscaped areas.

     10.2. Use of Common Area. Tenant shall have the non-exclusive right to use
           ------------------
the Common Area in common with Landlord, other tenants in the Building, and others entitled to the use thereof, subject to such reasonable rules and regulations governing the use of the Common Area as Landlord may from time to time prescribe and subject to such easements therein as Landlord may from time to time grant to others. Tenant shall not obstruct in any way any portion of the Common Area or in any way interfere with the rights of other persons entitled to use the Common Area and shall not, without the prior written consent of Landlord, use the Common Area in any manner, directly or indirectly, for the location or display of any merchandise or property belonging to Tenant or for the location of signs relating to Tenant's operations in the Premises. The Common Area shall at all times be subject to the exclusive control and management of Landlord.

     10.3. Alterations to the Common Area. Landlord reserves the right at any
           -----------------------------
time and from time to time (i) to change or alter the location, layout, nature or arrangement of the Common Area or any portion thereof, including but not limited to the arrangement and/or location of entrances, passageways, doors, corridors, stairs, lavatories, elevators, parking areas, and other public areas of the building, and (ii) to construct additional improvements on the Property and make alterations thereof or additions thereto and build additional stories on or in any such buildings or build adjoining same; provided, however, that no such change or alteration shall deprive Tenant of access to the Premises or reduce the Rental Area of the Premises, unless such reduction is required by Federal, State or local laws or regulations, in which event, a reduction in the Premises shall be permitted with a commensurate reduction in rent. Landlord shall have the right to close temporarily all or any portion of the Common Area to such extent as may, in the reasonable opinion of Landlord, be necessary to prevent a dedication thereof to the public, provided that Tenant is not thereby denied access to the Premises, or for repairs, replacements or maintenance to the Common Area, provided such repairs, replacements or maintenance are performed expeditiously and in such a manner as not to deprive Tenant of access to the Premises.

     10.4. Maintenance. Landlord covenants to keep, maintain, manage and operate
           -----------
the Common Area in a manner consistent with the operation of a first class office building and to keep the sidewalks and driveways, if any, constituting a portion of the Common Area clean and reasonably clear of snow and ice. Landlord reserves the right of access to the Common Area through the Premises for the purposes of operation, decoration, cleaning, maintenance, safety, security, alterations and repairs.

     11. SERVICES AND UTILITIES.
         ----------------------

     So long as Tenant is not in an Event of Default under this Lease, Landlord shall provide the following facilities and services to Tenant, the cost of such facilities and services to be included in Landlord's Operating Costs (except as otherwise provided herein):

     a. At least one elevator (if the building contains an elevator) subject to call at all times, including Sundays and holidays.

     b. During "normal business hours" as hereinafter defined, central heating and air conditioning during the seasons of the year when these services are normally and usually furnished, and within the temperature ranges and in such amounts normally or usually furnished in comparable office buildings in the immediate vicinity. For the purposes of this paragraph b, the term "normal business hours" shall mean the periods from 8:00 a.m. until 6:00 p.m. on business days and from 8:00 a.m. until 12:00 p.m. on Saturdays. Landlord shall provide the aforesaid services at other times, at Tenant's expense, provided Tenant gives Landlord notice by 1:00 p.m. on weekdays for after-hour service on the next weekday, by 1:00 p.m. the day before a holiday for service on a holiday, and by 1:00 p.m. on Friday for after-hour service on Saturday or service on Sunday. Such after-hour, holiday or special weekend service shall be charged to Tenant at rates to be calculated by Landlord based on Landlord's costs, which rates shall be given to Tenant on request. Landlord reserves the right to adjust, from time to time, the rate at which such services shall be provided corresponding to adjustments in Landlord's costs. Tenant shall pay for such service, as Additional Rent, promptly upon receipt of an invoice with respect thereto.

     c. Reasonable amounts of electric current for lighting and normal and customary items of office equipment (subject to the provisions of Section 12 below).

     d. Cleaning in Landlord's standard manner.

     e. Replacement of light tubes or bulbs for building standard lighting fixtures. All light tube or bulb replacements for special non-standard lighting fixtures shall be furnished and installed by Landlord at Tenant's expense.

     f. Rest room facilities and necessary lavatory supplies, including hot and cold running water at the points of supply, as provided for general use of all tenants in the Building Area and routine maintenance, painting, and electric lighting service for all public areas of the Building in such manner as Landlord deems reasonable.

     Any failure by Landlord to furnish the foregoing services, resulting from circumstances beyond Landlord's reasonable control or from interruption of such services due to repairs or maintenance, shall not render Landlord liable in any respect for damages to either person or property, nor be construed as an eviction of Tenant, nor cause an abatement of rent hereunder, nor relieve Tenant from any of its obligations hereunder. If any public utility or governmental body shall require Landlord or Tenant to restrict the consumption of any utility or reduce any service for the Premises or the Building Area, Landlord and Tenant shall comply with such requirements, whether or not the utilities and services referred to in this Section 11 are thereby reduced or otherwise affected, without any liability on the part of Landlord to Tenant or any other person or any reduction or adjustment in rent payable hereunder. Landlord and its agents shall be permitted reasonable access to the Premises for the purpose of installing and servicing systems within the Premises deemed necessary by Landlord to provide the services and utilities referred to in this
Section 11 to Tenant and other tenants in the Building.

     Landlord reserves the right to charge Tenant the reasonable cost, based on usage, of the removal of all trash and the reasonable cost of water/sewerage or electric service to the extent Tenant's trash disposal, water/sewerage and/or electrical usage exceeds, in Landlord's reasonable opinion, normal usage for an office tenant.

     12. ELECTRIC CURRENT.
         ----------------

     Landlord shall be under no obligation to furnish electrical energy to Tenant in amounts greater than needed for lighting and normal and customary items of equipment for general office purposes, and Tenant shall not install or use on the Premises any electrical equipment, appliance or machine which shall require amounts of electrical energy exceeding the standard wattage provided for the Building, unless the installation and use of such additional electrical equipment, appliance, or machine has been approved by Landlord pursuant to terms and conditions set forth in a separate agreement, which approval may be conditioned upon the payment by Tenant , as Additional Rent, of the cost of the additional electrical energy and modifications to the Building's electrical system required for the operation of such electrical equipment, appliance, or machine.

     13. LOSS, DAMAGE AND INJURY.
         -----------------------

     To the maximum extent permitted by law, Tenant shall occupy and use the Premises, the Building and the Common Area at Tenant's own risk. Consistent with the provisions of subsection 16.4, Tenant's Personal Property and personal items of those claiming by, through or under Tenant, located in or on the Premises or the Building shall be and remain at the sole risk of Tenant or such other person.

     No representation, guaranty, assurance, or warranty is made or given by Landlord that the communications or security systems, devices or procedures used, if any, will be effective to prevent injury to Tenant or any other person or damage to, or loss (by theft or otherwise) of any of Tenant's Personal Property or of the property of any other person, and Landlord reserves the right to discontinue or modify at any time such communications or security systems, devices, or procedures without liability to Tenant.

     14. REPAIRS BY LANDLORD.
         -------------------

     Landlord shall keep the Premises and the Building and all machinery, equipment, fixtures and systems of every kind attached to, or used in connection with the operation of, the Building Area, including all electrical, heating, mechanical, sanitary, sprinkler, utility, power, plumbing, cleaning, refrigeration, ventilating, air conditioning and elevator systems and equipment (excluding, however, lines, improvements, systems and machinery for water, gas, steam and electricity owned and maintained by any public utility company or governmental agency or body) in good order and repair consistent with the operation of the Building Area as a first-class office building. Landlord, at its expense (subject to reimbursement by Tenant pursuant to Section 7), shall make all repairs and replacements necessary to comply with its obligations set forth in the immediately preceding sentence, except for (a) repairs required to be made by Tenant pursuant to Section 8 and (b) repairs caused by the willful misconduct of Tenant, its agents, employees, invitees and guests, which repairs shall be made by Landlord at the cost of Tenant, and for which Tenant shall pay promptly, as Additional Rent, upon receipt of an invoice setting forth the cost of such repairs. There shall be no abatement in rents due and payable hereunder and no liability on the part of Landlord by reason of any inconvenience or annoyance arising from Landlord's making repairs, additions or improvements to the Building in accordance with its obligations hereunder.

     15. ALTERATIONS, TITLE AND PERSONAL PROPERTY.
         ----------------------------------------

     15.1. Alterations. Tenant shall in no event make or permit to be made any
           -----------
alteration, modification, substitution or other change of any nature to the mechanical, electrical, plumbing, HVAC , and sprinkler systems within or serving the Premises. After completion of Tenant's Improvements within the Premises, Tenant shall not make or permit any other improvements, alterations, fixed decorations, substitutions or modifications, structural or otherwise, to the Premises or the Building ("Alterations") without the prior written approval of Landlord. Landlord shall not unreasonably withhold or delay its consent to Alterations which do not affect the structural, mechanical, plumbing or electrical elements or systems of the Building and which are not visible from outside the Premises, provided such work conforms with the design criteria, standards and architectural guidelines for the Building. Landlord's approval shall include the conditions under which acceptable Alterations may be made. Alterations shall include, but not be limited to, the installation or modification of carpeting, walls, partitions, counters, doors, shelves, lighting fixtures, hardware, locks, ceiling, window and wall coverings; but shall not include the initial Tenant's Improvements placed within the Premises pursuant to
Section 5.1. All Alterations shall be based on complete plans and specifications prepared and submitted by Tenant to Landlord for approval, except in the instance of cosmetic changes, such as painting and carpeting, in which case Tenant shall provide Landlord with samples showing colors, styles, etc. All Alterations shall be made by Landlord at Tenant's sole cost, payable by Tenant, as Additional Rent, within thirty (30) days after receipt of an invoice for same from Landlord, which cost shall include Landlord's standard construction management fee. Tenant shall be responsible for the cost of any additional improvements within the Premises or the Common Area required by The Americans with Disabilities Act of 1990 as a result of Tenant's Alterations.

     If Tenant makes any Alterations without the prior consent of Landlord, then, in addition to Landlord's other remedies, Landlord may correct or remove such Alterations and Tenant shall pay the cost thereof, as Additional Rent, on demand.

     15.2. Title. The Tenant Improvements, all Alterations and all equipment,
           -----
machinery, furniture, furnishings, and other property or improvements installed or located in the Premises by or on behalf of Landlord or Tenant, other than Tenant's Personal Property, (a) shall immediately become the property of Landlord and (b) shall remain upon and be surrendered to Landlord with the Premises as a part thereof at the end of the Term. Notwithstanding the foregoing, Landlord may, upon notice to Tenant at the time Alterations are made, elect that any Alterations be removed at the end of the Term, and thereupon, Landlord shall at Tenant's sole expense, cause such Alterations to be removed and restore the Premises to its condition prior to the making of such Alterations, reasonable wear and tear excepted. Tenant shall promptly reimburse

Landlord, as Additional Rent, for the cost of such work, which reimbursement obligation shall survive termination of the Lease.

     15.3. Tenant's Personal Property. "Tenant's Personal Property" means all
           --------------------------
equipment, machinery, furniture, furnishings and/or other property now or hereafter installed or placed in or on the Premises by and at the sole expense of Tenant with respect to which Tenant has not been granted any credit or allowance by Landlord and which (a) is not used, or was not procured for use, in connection with the operation, maintenance or protection of the Premises or the Building; (b) is removable without damage to the Premises or the Building; and
(c) is not a replacement of any property of Landlord, whether such replacement is made at Tenant's expense or otherwise. Notwithstanding any other provision of this Lease, Tenant's Personal Property shall not include any Alterations or any improvements or other property installed or placed in or on the Premises as part of Tenant's Improvements, whether or not installed at Tenant's expense. Tenant shall promptly pay all personal property taxes on Tenant's Personal Property, as applicable. Provided that Tenant is not then in default of any of its obligations under this Lease, Tenant may remove all Tenant's Personal Property from the Premises at the termination of this Lease. Any property belonging to Tenant or any other person which is left in the Premises after the date the Lease is terminated for any reason shall be deemed to have been abandoned. In such event, Landlord shall have the right to declare itself the owner of such property and to dispose of it in whatever manner Landlord considers appropriate without waiving its right to claim from Tenant all expenses and damages caused by Tenant's failure to remove such property, and Tenant shall not have any right to compensation or claim against Landlord as a result. Tenant shall not be required to remove any of the Tenant Improvements described in Section 5 hereof upon the expiration or earlier termination of this Lease.

     16. INSURANCE.
         ---------

     16.1. Tenant's Insurance. Tenant, at its expense, shall obtain and maintain
           ------------------
in effect as long as this Lease remains in effect and during such other time as Tenant occupies the Premises or any part thereof insurance policies in accordance with the following provisions.

     A. Coverage. (To the extent Tenant chooses not to self-insure)
        --------

          (i) commercial general liability insurance policy, including insurance against assumed or contractual liability under this Lease, with respect to the Property, to afford protection with limits, per occurrence, of not less than One Million Dollars ($1,000,000), combined single limit, with respect to personal injury, bodily injury, including death, and property damage and Two Million Dollars ($2,000,000) aggregate (occurrence form), such insurance to provide for no deductible;

          (ii) all-risk property insurance policy, including theft, written at replacement cost value and with replacement cost endorsement, covering all of Tenant's Personal Property in the Premises, and covering loss of income resulting from casualty, such insurance to provide for no deductible greater than Five Thousand Dollars ($5,000).

          (iii) worker's compensation or similar insurance policy offering statutory coverage and containing statutory limits, which policy shall also provide Employer's Liability Coverage of not less than Five Hundred Thousand Dollars ($500,000) per occurrence.

          (iv) Tenant shall require any construction contractor retained by it to perform work on the Premises to carry and maintain, at no expense to Landlord, during such times as contractor is working in the Premises, a non-deductible (a) commercial general liability insurance policy, including, but not limited to, contractor's liability coverage, contractual liability coverage, completed operations coverage, broad form property damage endorsement and contractor's protective liability coverage, to afford protection with limits per person and for each occurrence, of not less than Two Million Dollars ($2,000,000), combined single limit, and with respect to personal injury and death and property damage, Four Million Dollars ($4,000,000) aggregate (occurrence form) and Two Million Dollars ($2,000,000) aggregate completed operations; (b) automobile liability insurance in the amount of One Million Dollars ($1,000,000) combined single limit for bodily injury and property damage; (c) worker's compensation insurance or similar insurance in form and amounts as required by law; and (d) any other insurance reasonably required of Tenant by Landlord or any Mortgagee.

          (v) Notwithstanding anything set forth above in this subsection 16.1 to the contrary, all dollar limits specified herein shall be increased from time to time as reasonably necessary to effect economically equivalent insurance coverage, or coverage deemed adequate in light of then existing circumstances.

     B. Policies. (To the extent Tenant chooses not to self-insure)
        --------

     Such policies shall be maintained with companies licensed to do business in the State where the Premises are located and in form reasonably acceptable to Landlord and will be written as primary policy coverage and not contributing with, or in excess of, any coverage which Landlord shall carry. Such policies shall be provided on an occurrence form basis unless otherwise approved by Landlord and shall include Landlord and its managing agent as additional insured as to coverage under paragraphs 16.1.A.(i) and 16.1.A.(iv). Such policies shall also contain a waiver of subrogation provision and a provision stating that such policy or policies shall not be canceled, non-renewed, reduced in coverage or materially altered except after thirty (30) day's written notice, said notice to be given in the manner required by this Lease to Landlord, Attention: Risk Management Department. All such policies of insurance shall be effective as of the date Tenant occupies the Premises and shall be maintained in force at all times during the Term of this Lease and all other times during which Tenant shall occupy the Premises. Tenant shall deposit the policy or policies of such required insurance or certificates thereof with Landlord prior to the Lease Commencement Date.

     C. Self-insurance.
        --------------

     So long as the Tenant named in the introduction to this Lease is the Tenant under this Lease and maintains a net worth of at least Twenty Million Dollars ($20,000,000.00), Tenant may self-insure the items described in subsection 16.1.A.(ii) or carry deductibles greater than those specified in said subsection, and Tenant agrees not to hold Landlord, its officers, agents, contractors or employees liable for any losses resulting to such property. Notwithstanding anything to the contrary contained herein, Tenant, to the extent it is self-insured pursuant to the terms of this paragraph, hereby waives all right of recovery against Landlord in connection with (a) any loss or damage caused by fire or any of the casualties covered by all-risk insurance, and (b) any loss or damage to property, which loss or damage would otherwise have been covered by insurance policies carried by Tenant pursuant to subsection 16.1.A.(ii) had Tenant not been a self-insurer.

     16.2. Tenant's Failure to Insure. If Tenant shall fail to obtain insurance
           --------------------------
as required under this Section 16, Landlord may, but shall not be obligated to, obtain such insurance, and in such event, Tenant shall pay, as Additional Rent, the premium for such insurance upon demand by Landlord.

     16.3. Compliance with Policies. Tenant shall not do or allow to be done, or
           ------------------------
keep, or allow to be kept, anything in, upon or about the Premises which will contravene Landlord's policies insuring against loss or damage by fire, other casualty, or any other cause, including without limitation, public liability, or which will prevent Landlord from procuring such policies in companies acceptable to Landlord. If any act or failure to act by Tenant in and about the Building and the Premises shall cause the rates with respect to Landlord's insurance policies to be increased beyond those rates that would normally be applicable for such limits of coverage, Tenant shall pay, as Additional Rent, the amount of any such increases upon demand by Landlord.

     16.4. Waiver of Right of Recovery. Except as provided in Section 8.3,
           ---------------------------
neither party, including Landlord's managing agent, shall be liable to the other party, including Landlord's managing agent, or to any insurance company (by way of subrogation or otherwise) insuring the other party, for any loss or damage to any building, structure or other tangible property, or loss of income resulting therefrom, or losses under worker's compensation laws and benefits even though such loss or damage might have been occasioned by the negligence of such party, its agents or employees. The provisions of this Section 16.4 shall not limit the indemnification for liability to third parties pursuant to Section 22.

     16.5. Landlord's Insurance. Landlord shall carry commercial general
           --------------------
liability insurance with regard to the Property and all-risk property insurance on the Property, including Tenant Improvements and Alterations but excluding Tenant's Personal Property.

     Landlord shall not be obligated to repair any damage to Tenant's Personal Property or replace the same.

Landlord shall not be liable for any latent defects in the Premises or the Building.

     17. DAMAGE AND DESTRUCTION.
         ----------------------

     17.1. Landlord's Obligation to Repair and Reconstruct. If, as the result of
           -----------------------------------------------
fire, the elements, accident or other casualty (any of such causes being referred to herein as a "Casualty"), the Premises shall be rendered wholly or partially untenantable (damaged to such an extent as to preclude Tenant's use of the Premises for the purposes originally intended), then, subject to the provisions of subsection 17.2, Landlord shall cause such damage to be repaired, including Tenant Improvements and Alterations, and the Annual Basic Rent and Additional Rent (but not any Additional Rent due Landlord either by reason of Tenant's failure to perform any of its obligations hereunder or by reason of Landlord's having provided Tenant with additional services hereunder) shall be abated proportionately as to the portion of the Premises rendered untenantable during the period of such untenantability. All such repairs shall be made at the expense of Landlord, subject to the availability of insurance proceeds and Tenant's responsibilities set forth herein. Landlord shall not be liable for interruption to Tenant's business or for damage to or replacement or repair of Tenant's Personal Property, all of which replacement or repair shall be undertaken and completed by Tenant, at Tenant's expense.

     If the Premises shall be damaged by Casualty, but the Premises shall not be thereby rendered wholly or partially untenantable, Landlord shall promptly cause such damage to be repaired and there shall be no abatement of rent reserved hereunder.

     17.2. Termination of Lease. (A) If the Premises are (1) rendered wholly
           --------------------
untenantable, or (2) damaged as a result of any cause which is not covered by Landlord's insurance, or (B) if the Building Area is damaged to the extent of fifty percent (50%) or more of the gross leasable area thereof, or (C) if, for reasons beyond Landlord's control or by virtue of the terms of any financing of the Building, sufficient insurance proceeds are not available for the reconstruction or restoration of the Building Area or Premises, then, in any of such events, Landlord may elect to terminate this Lease by giving to Tenant notice of such election within ninety (90) days after the occurrence of such event, or after the insufficiency of such proceeds becomes known to Landlord, whichever is applicable. If such notice is given, the rights and obligations of the parties shall cease as of the date set forth in such notice, and the Annual Basic Rent and Additional Rent (but not any Additional Rent due Landlord either by reason of Tenant's failure to perform any of its obligations hereunder or by reason of Landlord's having provided Tenant with additional services hereunder) shall be adjusted as of the date set forth in such notice, or, if the Premises were rendered untenantable, as of the date of the Casualty.

     17.3. Demolition of the Building. If the individual building in which the
           --------------------------
Premises is located shall be so substantially damaged that it is reasonably necessary, in Landlord's judgment, to demolish the Building Area for the purpose of reconstruction, Landlord may demolish the same, in which event the Annual Basic Rent and Additional Rent (but not any Additional Rent due Landlord either by reason of Tenant's failure to perform any of its obligations hereunder or by reason of Landlord's having provided Tenant with additional services hereunder) shall be abated to the same extent as if the Premises were rendered wholly untenantable by a Casualty.

     17.4. Insurance Proceeds. If the Lease is not terminated pursuant to
           ------------------
subsection 17.2, Landlord shall, subject to the terms of any Mortgage, disburse and apply any insurance proceeds received by Landlord to the restoration and rebuilding of the Building in accordance with subsection 17.1 hereof. All insurance proceeds payable with respect to the Premises and the Building shall belong to and shall be payable to Landlord.

Notwithstanding anything to the contrary, Tenant shall be entitled to receive all proceeds payable with respect to Tenant's Personal Property.

     18. CONDEMNATION.
         ------------

     18.1. Termination. If either the entire Premises or the Building Area shall
           -----------
be acquired or condemned by any governmental authority under its power of eminent domain for any public or quasi-public use or purpose, this Lease shall terminate as of the date of vesting or acquisition of title in the condemning authority and the rents hereunder shall be abated on that date. If less than the whole but more than fifty percent (50%) of the Rental Area of the Premises or more than fifty percent (50%) of the total area of the Building Area (even if the Premises are unaffected) or such portion of the Common Area as shall render the Premises or the Building Area untenantable should be so acquired or condemned, Landlord and Tenant shall each have the option to terminate this Lease by notice given to the other within ninety (90) days of such taking. In the event that such a notice of termination is given, this Lease shall terminate as of the date of vesting or acquisition of title in the condemning authority and the Annual Basic Rent and Additional Rent (but not any Additional Rent due Landlord either by reason of Tenant's failure to perform any of its obligations hereunder, or by reason of Landlord's having provided Tenant with additional services hereunder) shall be adjusted as of such date.

     If (a) neither Landlord nor Tenant shall exercise their respective options to terminate this Lease, as hereinabove set forth, or (b) some lesser portion of the Premises or the Building Area or Common Area, which does not give rise to a right to terminate pursuant to this subsection 18.1, is taken by the condemning authority, this Lease shall continue in force and effect, but from and after the date of the vesting of title in the condemning authority, the Annual Basic Rent payable hereunder during the unexpired portion of the Term shall be reduced in proportion to the reduction in the total Rental Area of the Premises, and any Additional Rent (but not any Additional Rent due Landlord either by reason of Tenant's failure to perform any of its obligations hereunder, or by reason of Landlord's having provided Tenant with additional services hereunder) payable pursuant to the terms hereof shall be adjusted to reflect the diminution of the Premises and/or the Building Area, as the case may be.

     18.2. Rights to Award. Tenant shall have no claim against Landlord arising
           ---------------
out of the taking or condemnation, or arising out of the cancellation of this Lease as a result of any such taking or condemnation, or for any portion of the amount that may be awarded as damages as a result of any taking or condemnation, or for the value of any unexpired portion of the Term, or for any property lost through condemnation, and Tenant hereby assigns to Landlord all its right, title and interest in and to any such award with regard to the Premises; provided, however, that, in the event of a total taking, Tenant may assert any claim it may have against the condemning authority for compensation for Tenant's Personal Property lost thereby, loss of income, and for any relocation expenses compensable by statute and receive such awards therefor as may be allowed in the condemnation proceedings provided that such awards shall be made in addition to, and stated separately from, the award made for the Building Area, the underlying land and the Premises. Landlord shall have no obligation to contest any taking or condemnation.

     19. BANKRUPTCY.
         ----------

     19.1. Event of Bankruptcy. For purposes of this Lease, each of the
           -------------------
following shall be deemed an "Event of Tenant's Bankruptcy":

          (a) if Tenant becomes insolvent, as defined in the Bankruptcy Code, or under the Insolvency Laws;

          (b) the commencement of any action or proceeding for the dissolution or liquidation of Tenant or for the appointment of a receiver or trustee of the property of Tenant, whether instituted by or against Tenant, if not bonded or discharged within thirty (30) days of the date of the commencement of such proceeding or action;

          (c) if Tenant files a voluntary petition under the Bankruptcy Code or Insolvency Laws;

          (d) if there is filed an involuntary petition against Tenant as the subject debtor under the Bankruptcy Code or Insolvency laws, which is not dismissed within sixty (60) days of filing, or results in issuance of an order for relief against the debtor; and

          (e) if Tenant makes or consents to an assignment of its assets, in whole or in part, for the benefit of creditors, or to a common law composition of creditors.

     As used herein, (i) "Bankruptcy Code" means title 11 of the United States Code, 11 U.S.C. Section 101 et. seq. as amended or any successor statute and
(ii) Insolvency Laws means the insolvency laws of any state or territory of the United States.

     19.2. Assumption by Trustee. If Tenant becomes the subject debtor in a case
           ---------------------
pending under the Bankruptcy Code, Landlord's right to terminate this Lease under Section 20 hereof shall be subject to the applicable rights (if any) of the Trustee in Bankruptcy to assume or assign this Lease as then provided for in the Bankruptcy Code. However, the Trustee in Bankruptcy must give to Landlord and Landlord must receive proper written notice of the Trustee's assumption or rejection of this Lease, within sixty (60) days (or such other applicable period as is provided for in the Bankruptcy Code) after the date of the Trustee's appointment. The failure of the Trustee to give notice of the assumption within the period shall conclusively and irrevocably constitute the Trustee's rejection of this Lease and waiver of any rights of the Trustee to assume or assign this Lease. The Trustee shall not have the right to assume or assign this Lease unless the Trustee (i) promptly and fully cures all defaults under this Lease,
(ii) promptly and fully compensates Landlord for all monetary damages incurred as a result of such default, and (iii) provides to Landlord adequate assurance of future performance. In the event Tenant is unable to: (i) cure its defaults,
(ii) reimburse Landlord for its monetary damages, or (iii) pay the Rent due under this Lease on time, then Tenant hereby agrees in advance that it has not met its burden to provide adequate assurance of future performance, and this Lease may be terminated by Landlord in accordance with Section 20.

     19.3. Tenant's Guarantor's Bankruptcy. Notwithstanding any of the other
           -------------------------------
provisions of this Lease, in the event Tenant's obligations under this Lease are guaranteed by a guarantor, and said guarantor shall voluntarily or involuntarily come under the jurisdiction of the Bankruptcy Code, and thereafter said guarantor or its trustee in bankruptcy, under the authority of and pursuant to applicable provisions thereof, shall determine to assign the guarantee obligations of said guarantor hereunder, Tenant and its said guarantor agree that (a) said guarantor or its trustee will provide Landlord sufficient information enabling it to independently determine whether Landlord will incur actual and substantial detriment by reason of such assignment, and (b) "adequate assurance of future performance" in regard to such guarantee obligations of said guarantor, as that term is generally defined under the Bankruptcy Code, will be provided to Landlord by said guarantor or its trustee and its assignee as a condition of said assignment.

     20. DEFAULT PROVISIONS AND REMEDIES.
         -------------------------------

     20.1. Events of Default. Each of the following shall be deemed an Event of
           -----------------
Default by Tenant under this Lease:

          a. failure of Tenant to pay Annual Basic Rent, Additional Rent, or any other sum required to be paid under the terms of this Lease, including late charges, within five (5) days after written notice from Landlord of non-payment;

          b. failure by Tenant to perform or observe any other term, covenant, agreement or condition of this Lease, on the part of Tenant to be performed (other than those obligations of Tenant set forth in subsection 16.2 for which Tenant shall be entitled to receive no prior notice, and other than the conditions set forth in paragraphs 20.1.a, c, d, e, f and g, which shall be governed solely by the provisions set forth herein), within ten (10) days after notice thereof from the Landlord, unless such performance shall reasonably require a longer period, in which case Tenant shall not be deemed in default if Tenant commences the required performance promptly and thereafter pursues and completes such action diligently and expeditiously and in any event within not more than thirty (30) days;

          c. the filing of a tax or mechanic's lien suit or claim against any property of Tenant which is not bonded or discharged and/or dismissed within thirty (30) days of the date such lien is filed;

          d. abandonment of the Premises by Tenant;

          e. an Event of Tenant's Bankruptcy;

          f. the sale of Tenant's interest in the Premises under attachment, execution or similar legal process; and

          g. the failure of Tenant to vacate the Premises upon the expiration of the Term, or the earlier termination thereof pursuant to the other provisions hereof.

          20.2. Remedies. Upon the occurrence of an Event of Default, Landlord,
                --------
without notice to Tenant in any instance (except where expressly provided for below or by applicable law) may do any one or more of the following:

     (a)  Intentionally deleted

     (b) perform, on behalf and at the expense of Tenant, any obligation of Tenant under this Lease which Tenant has failed to perform and of which Landlord shall have given Tenant notice, the cost of which performance by Landlord, together with interest thereon at the Default Rate from the date of such expenditure, shall be payable by Tenant to Landlord, as Additional Rent, upon demand. Notwithstanding the provisions of this clause (b) and regardless of whether an Event of Default shall have occurred, Landlord may exercise the remedy described in clause (b) without any notice to Tenant if Landlord, in its good faith judgment, believes it would be materially injured by failure to take rapid action or if the unperformed obligation of Tenant constitutes an emergency;

     (c) elect to terminate this Lease and the tenancy created hereby by giving notice of such election to Tenant, and reenter the Premises, by summary proceedings or otherwise, and remove Tenant and all other persons and property from the Premises, and store such property in a public warehouse or elsewhere at the cost of and for the account of Tenant without resort to legal process and without Landlord being deemed guilty of trespass or becoming liable for any loss or damage occasioned thereby;

     (d) declare any option which Tenant may have to renew the Term or expand the Premises to be null and void and of no further force and effect; or

     (e) exercise any other legal or equitable right or remedy which it may have.

     Any costs and expenses incurred by Landlord (including, without limitation, reasonable attorneys' fees) in enforcing any of its rights or remedies under this Lease shall be paid to Landlord by Tenant, as Additional Rent, upon demand.

     20.3. Damages. If this Lease is terminated by Landlord pursuant to Section
           -------
20.2.(c), Tenant nevertheless shall remain liable for (a) any Annual Basic Rent, Additional Rent, and damages which may be due or sustained prior to such termination, and (b) all reasonable costs, fees and expenses including, but not limited to, attorneys' fees, costs and expenses incurred by Landlord in pursuit of its remedies hereunder or in renting the Premises to others from time to time. In addition, Landlord may recover from Tenant additional damages to compensate Landlord for loss of rent resulting from termination of the Lease, which, at the election of Landlord, shall be either:

     (i) An amount equal to the rent which, but for termination of this Lease, would have become due during the remainder of the Term, less the amount of rent, if any, which Landlord shall receive during such period from others to whom the Premises may be rented (other than any Additional Rent received by Landlord as a result of any failure of such other person to perform any of its obligations to Landlord), in which case such damages shall be computed and payable in monthly installments, in advance, on the first day of each calendar month following termination of the Lease and continuing until the date on which the Term would have expired but for such termination; any suit or action brought to collect any such damages for any month shall not in any manner prejudice the right of Landlord to collect any damages for any subsequent month by a similar proceeding; or

     (ii) an amount equal to the present worth (as of the date of such termination) of rent which, but for termination of this Lease, would have become due during the remainder of the Term, in which case such damages shall be payable to Landlord in one lump sum on demand and shall bear interest at the Default Rate until paid. For purposes of this clause (ii), "present worth" shall be computed by discounting such amount to present worth at a discount rate equal to one percentage point above the discount rate then in effect at the Federal Reserve Bank nearest to the location of the Property.

     Damages shall be due and payable immediately upon demand by Landlord following any termination of this Lease pursuant to Section 20.2.

     If this Lease is terminated pursuant to Section 20.2., Landlord may re-lease the Premises or any part thereof, alone or together with other premises, for such term(s) (which may be greater or less than the period which otherwise would have constituted the balance of the Term) and on such terms and conditions (which may include concessions or free rent and alterations of the Premises) as Landlord, in its sole discretion, may determine. The failure or refusal of Landlord to re-lease the Premises or any part or parts thereof shall not release or affect Tenant's liability for damages.

     Nothing contained in this Lease shall limit or prejudice the right of Landlord to prove and obtain in proceedings for the termination of this Lease by reason of bankruptcy or insolvency, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

     20.4. No Waiver. No act or omission by Landlord shall be deemed to be an
           ---------
acceptance of a surrender of the Premises or a termination of Tenant's liabilities hereunder, unless Landlord shall execute a written release of Tenant. Tenant's liability hereunder shall not be terminated by the execution by Landlord of any new lease for all or any portion of the Premises or the acceptance of rent from any assignee or subtenant.

     20.5. Remedies Not Exclusive. All rights and remedies of Landlord set forth
           ----------------------
in this Lease shall be cumulative, and none shall exclude any other right or remedy, now or hereafter allowed by or available under any statute, ordinance, rule of court, or the common law, either at law or in equity, or both. For the purposes of any suit brought or based hereon, this Lease shall be construed to be a divisible contract, to the end that successive actions may be maintained on this Lease as successive periodic sums shall mature hereunder. The failure of Landlord to insist, in any one or more instances, upon a strict performance of any of the covenants, terms and conditions of this Lease or to exercise any right or option herein contained shall not be construed as a waiver or a relinquishment for the future, of such covenant, term, condition, right or option, but the same shall continue and remain in full force and effect unless the contrary is expressed by Landlord in writing. The receipt by Landlord of rents hereunder, with knowledge of the breach of any covenant hereof or the receipt by Landlord of less than the full rent due hereunder, shall not be deemed a waiver of such breach or of Landlord's right to receive the full rents hereunder, and no waiver by Landlord of any provision hereof shall be deemed to have been made unless expressed in writing and signed by Landlord.

     20.6. Persistent Failure to Pay Rent. In addition to any other remedies
           ------------------------------
available to Landlord pursuant to this Lease or by law, Landlord may, at any time throughout the Term of this Lease, terminate this Lease upon the occurrence of an Event of Default on three (3) separate occasions during any twelve (12) month period under subsection 20.1.a, regardless of whether or not such prior defaults have been cured. Termination, pursuant to this subsection 20.6, shall be effective upon Landlord's delivery to Tenant of a notice of termination.

     21. Intentionally Deleted.
         ---------------------

     22. INDEMNITY.
         ---------

     To the maximum extent permitted by law, Tenant shall indemnify, hold harmless and (at Landlord's option) defend Landlord, its agents, servants and employees from and against all claims, actions, losses, costs and expenses (including attorneys' and other professional fees), judgments, settlement payments, and, whether or not reduced to final judgment, all liabilities, damages, or fines paid, incurred or suffered by any third parties to the extent arising directly or indirectly from (a) any default by Tenant under the terms of this Lease, (b) the use or occupancy of the Property by Tenant or any person claiming through or under Tenant, and/or (c) any acts or omissions of Tenant or any contractor, agent, employee, invitee or licensee of Tenant in or about the Property. The foregoing indemnity is in addition to, and not in substitution for, any indemnity given by Tenant to Landlord under Section 8.3.

     23. LIMITATION ON LANDLORD LIABILITY.
         --------------------------------

     The term "Landlord" as used in this Lease shall mean only the owner or the Mortgagee or its trustees, as the case may be, then in possession of the Property so that in the event of any transfer by Landlord of its interest in the Property, the Landlord in possession immediately prior to such transfer shall be, and hereby is, entirely released and discharged from all covenants, obligations and liabilities of Landlord under this Lease accruing after such transfer. In consideration of the benefits accruing hereunder, Tenant, for itself, its successors and assigns, covenants and agrees that, in the event of any actual or alleged failure, breach or default hereunder by the Landlord, and notwithstanding anything to the contrary contained elsewhere in this Lease, the remedies of Tenant under this Lease shall be solely and exclusively limited to Landlord's interest in the Property.

     24. LANDLORD OBLIGATIONS.
         --------------------

     Landlord agrees to perform all of its obligations under this Lease in a first class manner consistent with the standards applicable to similar buildings in the vicinity of the Building. Landlord shall be excused for the period of any delay in the performance of any of its obligations when the delay is due to any cause or causes beyond Landlord's control which include, without limitation, acts of God, all labor disputes, governmental regulations or controls, civil unrest, war, adverse weather condition, fire or other casualty, inability to obtain any material, services, or financing unless otherwise provided for in this Lease. Except where specifically set forth in this Lease, there shall be no abatement, set-off or deduction of Annual Basic Rent or Additional Rent due under this Lease.

     25. ASSIGNMENT AND SUBLETTING.
         -------------------------

     25.1. Prohibited Without Landlord's Consent. Tenant agrees for itself and
           -------------------------------------
its permitted successors and assigns in interest hereunder that it will not (a) assign or otherwise transfer, mortgage or otherwise encumber this Lease or any of its rights hereunder; (b) sublet the Premises or any part thereof or permit the occupancy or use of the Premises or any part thereof by any person other than Tenant; and/or (c) permit the assignment or other transfer of this Lease or any of Tenant's rights hereunder by operation of law (each of the events referred to in the foregoing clauses (a), (b) and (c) being hereinafter referred to as a "Transfer"), without the prior written consent of Landlord in each instance first obtained, which consent may be given or withheld in Landlord's sole and absolute subjective discretion, and any consent given shall not constitute a consent to any subsequent Transfer. Any attempted Transfer without Landlord's consent shall be null and void and shall not confer any rights upon any purported transferee, assignee, mortgagee, sublessee, or occupant. No Transfer, regardless of whether Landlord's consent has been granted or withheld, shall be deemed to release Tenant from any of its obligations hereunder or to alter, impair or release the obligations of any person guaranteeing the obligations of Tenant hereunder. Tenant hereby indemnifies Landlord against liability resulting from any claim made against Landlord by any assignee or subtenant or by any broker claiming a commission in connection with the proposed Transfer. In the event Landlord shall consent to a Transfer of this Lease, any option which Tenant may have to renew the Term shall be null and void.

     Notwithstanding the foregoing, Landlord shall not unreasonably withhold its consent to a sublet or assignment of this Lease by Tenant provided that: (a) the proposed transferee has a financial capacity and net worth sufficient to fulfill the terms of this Lease, as reasonably determined by Landlord based on financial information about such transferee provided by Tenant or such transferee; (b) the proposed use of the Premises by the proposed transferee is permitted by this Lease and is compatible with the operation of the Building; (c) the proposed transferee is not an existing tenant in the Building or was not a prospect for the Building within six (6) months prior to the proposed Transfer, and (d) an Event of Default does not exist under this Lease.

     25.2. Stock Transfer.
           --------------

     If Tenant or Guarantor is a privately-held corporation or a partnership, then any event which results in a change in control of Tenant or Guarantor, or any change in the ownership or structure of Tenant or Guarantor which results in a change in management of Tenant or Guarantor, shall be deemed a prohibited Transfer under this Section 25.

     25.3. Rents from Transfer.
           -------------------

     In the event Landlord shall consent to any sublet of this Lease, or any other arrangement by which a person or entity other than Tenant occupies all or any portion of the Premises, and the rental rate to be paid to Tenant by any such occupant is greater than the rental rate required to be paid by Tenant to Landlord pursuant to this Lease, Tenant shall pay to Landlord, as Additional Rent, any such excess, upon receipt thereof by Tenant from such occupant.

     25.4. Procedure for Obtaining Landlord's Consent.
           ------------------------------------------

     A. In the event that, at any time or from time to time prior to or during the Term, Tenant desires to Transfer this Lease in whole or in part, whether by operation of law or otherwise, Tenant shall submit to Landlord for its consideration (a) in writing, the name and address of the proposed subtenant or assignee, a reasonably detailed statement of the proposed subtenant's or assignee's business and reasonably detailed financial references and information concerning the financial condition of the proposed subtenant or assignee, (b) a disclosure of the rents to be paid by any subtenant in excess of the rents reserved hereunder or the premium to be paid for the assignment, and (c) if a subletting, a description of the area of the Premises to be sublet. Tenant agrees to pay Landlord, as Additional Rent, all costs incurred by Landlord in connection with any actual or proposed Transfer, including, without limitation, the costs of making investigations as to the acceptability of a proposed subtenant or assignee and legal costs incurred in connection with any requested consent.

     B. Landlord's consent to an assignment of this Lease shall be effective upon the execution by Tenant, the assignee, and Landlord of an assignment document prepared by Landlord in which the assignee shall agree to assume, observe, perform, and be bound by, all of Tenant's obligations under this Lease and Tenant shall agree to remain primarily liable for such obligations.

     Any consent by Landlord to a subletting of all or a portion of the Premises shall be deemed to have been given only upon the delivery by Landlord to Tenant of a consent document prepared and executed by Landlord expressly consenting to such subletting.

     26. HOLDING OVER.
         ------------

     Tenant agrees to vacate the Premises at the end of the Term, and Landlord shall be entitled to the benefit of all summary proceedings to recover possession of the Premises at the end of the Term. If Tenant remains in possession of the Premises after the expiration of the Term, such action shall not renew this Lease by operation of law and nothing herein shall be deemed as a consent by Landlord to Tenant's remaining in the Premises. If Tenant fails to vacate the Premises as required, Landlord may consider Tenant as either (a) a "Tenant-at-Will" (i.e. month-to-month tenant) liable for the payment of rent at the then market rate as determined by Landlord or (b) as a "Tenant-Holding Over" liable for an amount equal to the actual damages incurred by Landlord as a result of Tenant's holding over, including, without limitation, all incidental, prospective and consequential damages and attorney's fees, but in no event shall such amount be less than an amount equal to twice the Annual Basic Rent, and Additional Rent, reserved hereunder applicable to the period of the holdover. In either event, all other covenants of this Lease shall remain in full force and effect.

     27. SUBORDINATION AND ATTORNMENT.
         ----------------------------

     A. It is intended and understood by the parties that this Lease creates both (i) a sublease of the Premises and is subject to a certain Indenture of Lease (the "BRA Lease") by and between Landlord and the Boston Redevelopment Authority (the "Authority") dated as of February 21, 1975, as amended, and (ii) a sub-sublease of the Premises and is subject to a certain lease (the "City Lease") by and between the City of Boston (the "City") as Lessor, and the Authority, as Lessee, dated as of February 21, 1975, as amended.

     B. Tenant's rights under this Lease are and shall always be subordinate to the operation and effect of the City Lease, the BRA Lease and any lease of land only or of land and buildings in a sale-leaseback transaction, any mortgage, deed of trust or other security instrument now or hereafter placed upon the Project, or any part or parts thereof by Landlord (said mortgages, deeds of trust and other security instruments being hereinafter referred to as "Mortgages" and the mortgagees, beneficiaries and secured parties thereunder from time to time being hereinafter called "Mortgagees"). This clause shall be self-operative, and no further instrument of subordination shall be required. In confirmation thereof, Tenant shall execute such further assurance as may be requisite. Tenant agrees to attorn to any successor in interest to Landlord whether by purchase, foreclosure, sale in lieu of foreclosure, power of sale, termination of the City Lease or the BRA Lease or any lease of land only or land and buildings in a sale-leaseback transaction or otherwise, if so requested or required by such successor in interest, and Tenant agrees, upon demand, to execute such agreement or agreements in confirmation of such attornment.

     Landlord or its mortgagee, the City or the Authority as ground lessor, or any other similar secured party, may, at their option, make this Lease superior to any such mortgage, ground lease or other security instrument by giving Tenant ten (10) days prior written notice. No other documentation shall be necessary to effect such change.

     C. If any person shall succeed to all or part of Landlord's interest in the Premises upon the exercise of any remedy provided for in any mortgage of the Premises now or hereafter recorded to which this Lease is superior as provided in Section 27.B. above, (i) Tenant shall attorn and recognize such person as Tenant's landlord as above provided and this Lease shall continue in full force and effect as a direct lease between such person and Tenant as fully and with the same force and effect as if this Lease had originally been entered into by such person and Tenant, except that such person shall not be liable for any act or omission of Landlord prior to such person's succession to title, nor be subject to any offset, defense or counterclaim accruing prior to such person's succession to title, nor be bound by any payment prior to such person's succession to title of rent or any other sum for more than one (1) month in advance or by any modification of this Lease or any waiver, compromise, release or discharge of any obligation of Tenant hereunder unless such modification, waiver, compromise, release or discharge shall have been specifically consented to in writing by the mortgagee under said mortgage, and (ii) such person and each person succeeding to its interest in the Premises shall not be liable for any warranty or guaranty of Landlord under the Lease and shall be liable for the performance and observance of the other covenants and conditions to be performed and observed by Landlord under this Lease only with respect to the period during which such person shall own such interest.

     D. Tenant agrees that at any time and from time to time at reasonable intervals, within ten (10) days after written request by Landlord, Tenant will execute, acknowledge and deliver to Landlord and/or to such assignee, mortgagee or other similar secured party as may be designated by Landlord, a certificate stating that this Lease is unmodified and in full force and effect (or that same is in full force and effect as modified, listing the instruments of modification), the dates to which rent and other charges have been paid, and whether or not to the best of Tenant's knowledge Landlord is in default hereunder (and if so, specifying the nature of the default), it being intended that any such statement delivered pursuant to this paragraph may be relied upon by a mortgagee, ground lessor or assignee of Landlord's interest in the Building.

     The failure of Tenant to execute and deliver such certificate shall constitute a default hereunder, in which event Landlord is hereby authorized, as attorney and agent of Tenant, to execute such certificate and in such event Tenant hereby confirms and ratifies any such certificate executed by virtue of the power of attorney hereby granted.

     28. ESTOPPEL CERTIFICATES.
         ---------------------

     Tenant shall, without charge, at any time and from time-to-time, within fifteen (15) days after receipt of request therefor by Landlord, execute, acknowledge and deliver to Landlord a written estoppel certificate, in such form as may be determined by Landlord, certifying to Landlord, Landlord's Mortgagee, any purchaser of Landlord's interest in the Building, or any other person designated by Landlord, as of the date of such estoppel certificate, the following, without limitation: (a) whether Tenant is in possession of the Premises; (b) whether this Lease is in full force and effect; (c) whether there have been any amendments to this Lease, and if so, specifying such amendments;
(d) whether there are then existing any set-offs or defenses against the enforcement of any rights hereunder, and if so, specifying such matters in detail; (e) the dates, if any, to which any rent or other charges have been paid in advance and the amount of any Security Deposit held by Landlord; (f) that Tenant has no knowledge of any then existing defaults of Landlord under this Lease, or if there are such defaults, specifying them in detail; (g) that Tenant has no knowledge of any event having occurred that authorizes the termination of this Lease by Tenant, or if such event has occurred, specifying it in detail; and (h) the address to which notices to Tenant under this Lease should be sent. Any such certificate may be relied upon by the person or entity to whom it is directed or by any other person or entity who could reasonably be expected to rely on it in the normal course of business. The failure of Tenant to execute, acknowledge and deliver such a certificate in accordance with this Section 28 within fifteen (15) days after a request therefor by Landlord shall constitute an acknowledgment by Tenant, which may be relied on by any person who would be entitled to rely upon any such certificate, that such certificate as submitted by Landlord to Tenant is true and correct.

     29. PEACEFUL AND QUIET POSSESSION.
         -----------------------------

     Tenant, if and so long as it pays all rents due hereunder and performs and observes the other terms and covenants to be performed and kept by it as provided in this Lease, shall have the peaceable and quiet possession of the Premises during the Term free of any claims of Landlord or anyone lawfully claiming by, through or under Landlord, subject, however, to the terms of this Lease and to matters of public record existing as of the date of this Lease.

     30. LANDLORD'S ACCESS TO PREMISES.
         -----------------------------

     Landlord and its agents may at any reasonable time and without incurring any liability to Tenant, other than liability arising under Section 22, enter the Premises to inspect them or to make alterations or repairs or for any purpose which Landlord considers necessary for the repair, operation, or maintenance of the Building; provided, however, that in the case of an emergency, Landlord may enter the Premises at any time. Tenant shall allow the Premises to be exhibited by Landlord (a) at any time to any representative of a lender or to any prospective purchaser of the Building or Landlord's interest therein or (b) within twelve (12) months of the end of the Term to any persons who may be interested in leasing the Premises.

     Notwithstanding the foregoing, Landlord shall use reasonable efforts to telephone Tenant twenty-four (24) hours prior to any inspection except in cases of emergencies. Emergencies for the purpose of this Section shall be deemed to mean anyone or anything in the Premises, Building and/or Common Area requiring immediate response. In any event, Tenant agrees to cooperate when access to the Premises is requested by Landlord.

     31. RELOCATION.
         ----------

     Landlord shall have the right, either before or during the Term, upon not less than thirty (30) days written notice to Tenant, to change the location of the Premises to another location within the Building or the Building Area, if any, provided that the new location is reasonably similar in size, utility and appearance. If Tenant is occupying the Premises when Landlord exercises its rights hereunder, Landlord, at its expense, shall remove, relocate and reinstall Tenant's equipment (including telephones), furniture and fixtures in the new premises and redecorate the new premises so that they will substantially resemble the former Premises. Landlord shall also pay Tenant's cost of reprinting stationery and business cards. On completion of the change in location of the Premises, the parties shall execute an amendment to this Lease which sets forth the new description of the Premises and amendments to any other terms of this Lease, if any, required by the relocation of the Premises.

     32. BROKERS, COMMISSIONS, ETC.
         -------------------------

     Landlord and Tenant acknowledge, represent and warrant each to the other that, except as listed in Section 1.F., no broker or real estate agent brought about or was involved in the making of this Lease and that no brokerage fee or commission is due to any other party as a result of the execution of this Lease. Each of the parties hereto agrees to indemnify and hold harmless the other against any claim by any broker, agent or finder based upon the execution of this Lease and predicated upon a breach of the above representation and warranty.

     33. RECORDATION.
         -----------

     Neither Landlord nor Tenant shall record this Lease, any amendment to this Lease or any other memorandum of this Lease without the prior written consent of the other party, which consent may be withheld in the sole discretion of either party and, in the event such consent is given, the party requesting such consent and recording shall pay all transfer taxes, recording fees and other charges in connection with such recording. Notwithstanding the above, Tenant covenants that if at any time any mortgagee or ground lessor relating to the financing of the Property shall require the recordation of this Lease, or if the recordation of this Lease shall be required by any valid governmental order, or if any governmental authority having jurisdiction in the matter shall assess and be entitled to collect transfer taxes, documentary stamp taxes, or both, on this Lease, Tenant, upon the request of Landlord, shall execute such instruments, including a Memorandum of this Lease, as may be necessary to record this Lease, and shall pay all recording fees, transfer taxes and documentary stamp taxes, payable on, or in connection with, this Lease or such recordation.

     34. MISCELLANEOUS.
         -------------

     34.1. Separability. If any term or provision of this Lease or the
           ------------
application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

     34.2. Applicable Law. This Lease shall be given effect and construed by
           --------------
application of the laws of the state where the Property is located, and any action or proceeding arising hereunder shall be brought in the courts of the State where the Premises are located.

     34.3. Authority. If Tenant is a corporation or partnership, the person
           ---------
executing this Lease on behalf of Tenant represents and warrants that Tenant is duly organized and validly existing; that this Lease has been authorized by all necessary parties, is validly executed by an authorized officer or agent of Tenant and is binding upon and enforceable against Tenant in accordance with its terms.

     The undersigned agent of Landlord represents and warrants that it is authorized and empowered to enter into this Lease Agreement on behalf of the Landlord.

     34.4. No Discrimination. It is Landlord's policy to comply with all
           -----------------
applicable state and federal laws prohibiting discrimination in employment based on race, age, color, sex, national origin, disability, religion, or other protected classification. It is further intended that the Building shall be operated so that all perspective tenants thereof, and all customers, employees, licensees and invitees of all tenants shall have equal opportunity to obtain all the goods, services, accommodations, advantages, facilities and privileges of the Building without discrimination because of race, age, color, sex, national origin, disability, or religion. To that end, Tenant shall not discriminate in the conduct and operation of its business in the Premises against any person or group of persons because of the race, age, color, sex, religion, national origin or other protected classification of such person or group of persons.

         34.5. Integration of Agreements. This writing is intended by the
               -------------------------
parties as a final expression of their agreement and is a complete and exclusive statement of its terms, and all negotiations, considerations and representations between the parties hereto are incorporated herein. No course of prior dealings between the parties or their agents shall be relevant or admissible to supplement, explain, or vary any of the terms of this Lease. Acceptance of, or acquiescence to, a course of performance rendered under this Lease or any prior agreement between the parties or their agents shall not be relevant or admissible to determine the meaning of any of the terms or covenants of this Lease. Other than as specifically set forth in this Lease, no representations, understandings or agreements have been made or relied upon in the making of this Lease. This Lease can only be modified by a writing signed by each of the parties hereto.

     34.6. Third Party Beneficiary. Except as expressly provided elsewhere in
           -----------------------
this Lease, nothing contained in this Lease shall be construed so as to confer upon any other party the rights of a third party beneficiary.

     34.7. Captions; Gender. The captions used in this Lease are for convenience
           ----------------
only and do not in any way limit or amplify the terms and provisions hereof. As used in this Lease and where the context so requires, the singular shall be deemed to include the plural and the masculine shall be deemed to include the feminine and neuter, and vice versa.

     34.8. Successors and Assigns. Subject to the express provisions of this
           ----------------------
Lease to the contrary (e.g., Section 25), the terms, provisions and covenants contained in this Lease shall apply to, inure to the benefit of, and be binding upon the parties hereto and their respective heirs, personal representatives, successors and assigns.

     34.9. Waiver of Jury Trial. Landlord and Tenant hereby expressly waive
           --------------------
trial by jury in any action or proceeding or counterclaim brought by either party hereto against the other party on any and every matter, directly or indirectly arising out of or with respect to this Lease, including, without limitation, the relationship of Landlord and Tenant, the use and occupancy by Tenant of the Premises, any statutory remedy and/or claim of injury or damage regarding this Lease.

     34.10. Joint and Several Liability. In the event that two (2) or more
            ---------------------------
persons (i.e., natural persons, corporations, partnerships, associations and other legal entities) shall sign this Lease as Tenant, the liability of each such party to pay all rents due hereunder and perform all the other covenants of this Lease shall be joint and several. In the event Tenant is a general partnership or a limited partnership with two or more general partners, the liability of each partner, or general partner, under this Lease shall be joint and several.

     34.11. Notices. All notices, demands and requests required under this Lease
            -------
shall be in writing. All such notices, demands and requests shall be deemed to have been properly given if sent by United States certified mail, return receipt requested, postage prepaid, or hand delivered, or overnight delivery, addressed to Landlord or Tenant, at the Landlord Notice Address and Tenant Notice Address, respectively. Either party may designate a change of address by written notice to the other party, in the manner set forth above. Notice, demand and requests which shall be served by certified mail in the manner aforesaid, shall be deemed to have been given three (3) days after mailing. Notices sent by overnight delivery shall be deemed to have been given the day after sending. Without intending to limit the generality of the foregoing requirement that all notices, demands and requests be in writing, there are certain provisions in this Lease where, for emphasis alone, such requirement is reiterated.

     34.12. Effective Date of this Lease. Unless otherwise expressly provided,
            ----------------------------
all terms, conditions and covenants by Tenant contained in this Lease shall be effective as of the date first above written.

     34.13. Mechanics' Liens. In the event that any mechanics' or materialmen's
            ----------------
lien, suit or claim shall at any time be filed against the Premises purporting to be for work, labor, services or materials performed or furnished to Tenant or anyone holding the Premises through or under Tenant, Tenant shall cause the same to be dismissed and/or discharged of record or bonded within thirty (30) days after the filing thereof. If Tenant shall fail to cause such lien to be discharged and/or dismissed or bonded within thirty (30) days after the filing thereof, then, in addition to any other right or remedy of Landlord, Landlord may, but shall not be obligated to, discharge the same by paying the amount claimed to be due; and the amount so paid by Landlord, and all costs and expenses, including reasonable attorneys' fees incurred by Landlord in procuring the discharge of such lien, shall be due and payable by Tenant to Landlord, as Additional Rent, on the first day of the next succeeding month. Notice is hereby given that Landlord shall not be liable for any labor or materials furnished to Tenant upon credit and that no mechanics', materialmen's or other liens for any such labor or materials shall attach to or affect the estate or interest of Landlord in and to the land and improvements of which the Premises are a part.

     34.14. Waiver of Right of Redemption. Tenant hereby expressly waives (to
            -----------------------------
the extent legally permissible) for itself and all persons claiming by, through or under it, any right of redemption or right to restore the operation of this Lease under any present or future law in the event Tenant is dispossessed for any proper cause, or in the event Landlord shall obtain possession of the Premises pursuant to the terms of this

Lease. Tenant understands that the Premises are leased exclusively for business, commercial and mercantile purposes and therefore shall not be redeemable under any provision of law.

     34.15. Mortgagee's Performance. If requested by any Mortgagee, Tenant shall
            -----------------------
give such Mortgagee written notice of any default by Landlord under this Lease and a reasonable opportunity to cure such default. Tenant shall accept performance of any of Landlord's obligations hereunder by any ground lessor or mortgagee relating to the financing of the Property.

     34.16. Mortgagee's Liability. No mortgagee or ground lessor relating to the
            ---------------------
financing of the Property, not in possession of the Premises or the Building, shall have any liability whatsoever hereunder.

     34.17. Schedules. Each writing or plat referred to herein as being attached
            ---------
hereto as a schedule or exhibit is hereby made a part hereof, with the same full force and effect as if such writing or plat were set forth in the body of this Lease.

     34.18. Time of Essence. Time shall be of the essence of this Lease with
            ---------------
respect to the performance by Tenant of its obligations hereunder.

     34.19. Signage. Tenant shall be entitled, at Landlord's expense, to one (1)
            -------
interior suite identification sign to be located adjacent to the entrance of the Premises and one (1) directory strip on the Building's multi-tenant lobby directory. Such signage shall be installed by Landlord and shall be consistent with the existing signage system for the Building as established by Landlord.

     34.20. Amendment. This Lease may be amended by and only by an instrument
            ---------
executed and delivered by each party hereto. No amendments of this Lease entered into by Landlord and Tenant, as aforesaid, shall impair or otherwise affect the obligations of any guarantor of Tenant's obligations hereunder, all of which obligations shall remain in full force and effect and pertain equally to any such amendments, with the same full force and effect as if the substance of such amendments was set forth in the body of this Lease.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under their respective seals as of the day and year first above written.


ATTEST:                                 LANDLORD:
                                        FANEUIL HALL MARKETPLACE, INC.



/s/ Assistant Secretary                 By: /s/ Vice President            (SEAL)
------------------------------            --------------------------------
Assistant Secretary                                Vice President



ATTEST:                                 TENANT:
                                        HARBOR GLOBAL COMPANY LTD.


/s/ Donald H. Hunter                    By: /s/ Stephen G. Kasnet         (SEAL)
------------------------------             -------------------------------
Chief Financial Officer                                   President

(3/23/01)

                                   SCHEDULE C
                                   ----------

                              RULES AND REGULATIONS
                              ---------------------


     1. Tenant shall not obstruct the Common Area, and the sidewalks, driveways, and other public portions of the Property (herein "Public Areas") and such Public Areas shall not be used for any purpose other than ingress and egress to and from its Premises. Fire exits and stairways are for emergency use only, and they shall not be used for any other purpose.

     2. No awnings or other projections shall be attached to the outside walls of the Building. No curtains, blinds, shades or screens shall be attached to, hung in, or used in connection with any window or door of the Premises.

     3. Except as otherwise provided in the Lease, no sign, insignia, advertisement, lettering, notice or other object shall be exhibited, inscribed, painted or affixed by Tenant on any part of the exterior or interior of the Premises or the Building.

     4. No bicycles, vehicles, animals (except seeing eye dogs), fish or birds of any kind shall be brought into or kept in or about the Premises.

     5. Nothing shall be done which would impair or interfere with any of the HVAC, plumbing, electrical, structural components of the Building. No flammable, combustible or explosive fluid, chemical or substance may be kept on the Premises.

     6. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made in locks or the mechanism thereof. Tenant shall, upon the termination of the Lease, turn over to Landlord all keys to stores, offices and restrooms. In the event of the loss of any keys furnished by Landlord, Tenant shall pay to Landlord the cost of replacement locks and Tenant hereby agrees to pay said cost to Landlord, as Additional Rent, promptly upon demand.

     7. No delivery or moving of any safes, freight, furniture, packages, boxes, crates or any other such object shall take place between 8:30 a.m. and 5:30 p.m., Monday through Friday.

     No hand trucks shall be used for such moving activities except for those equipped with rubber tires and side guards.

     8. Tenant shall not use or occupy its Premises, or permit any portion thereof to be used or occupied for any use which constitutes a nuisance, or is hazardous, or, in Landlord's opinion, likely to injure the reputation of a first-class building.

     9. Tenant shall turn off all lights, copying machines and other electrical equipment when the Premises are vacant. All entrance doors in Tenant's Premises shall be kept locked when not in use. Entrance doors shall not be left open at any time.

     10. If Tenant shall request Landlord to perform any work on the Premises or Property, Tenant shall make such request at the management office for the Building. Tenant shall not request employees of Landlord to perform any work or do anything outside of their regular duties, unless under special instructions from Landlord.

     11. Canvassing, soliciting and peddling in the Building are prohibited and Tenant shall cooperate to prevent the same.

     12. Tenant shall not cause or permit any odors of cooking or other processes, or any unusual or objectionable odors, to emanate from its Premises which would annoy other tenants or create a public or private nuisance. No cooking shall be done in Tenant's Premises, except for a household microwave oven or as is expressly permitted in the Lease.

     13. No contract of any kind involving the care and maintenance of the Premises shall be entered into by Tenant without the prior written consent of Landlord. Further, no vending machine of any kind shall be installed in the Building or on or about the Property without the prior written consent of Landlord.

     Landlord shall not be responsible to Tenant for any loss of property from its Premises however occurring, or for any damage done to the effects of Tenant by Landlord's janitors or any of its employees, or by any other person or any other cause.

     14. All electrical work must be in accordance with code and is subject to Landlord's review and approval.

     15. Landlord hereby reserves to itself any and all rights not granted to Tenant hereunder, including, but not limited to, the following rights which are reserved to Landlord for its purposes in operating the Building:

          (a) the exclusive right to use of the name of the Building for all purposes, except that Tenant may use the name as its business address and for no other purpose;

          (b) the right to change the name or address of the Building, without incurring any liability to Tenant for so doing;

          (c) the right to install and maintain a sign or signs on the exterior of the Building;

          (d) the exclusive right to use the roof of the Building;

          (e) the right to limit the space on the directory of the Building to be allotted to Tenant; and

          (f) the right to grant anyone the right to conduct any particular business or undertaking in the Building.

     16. Tenant and its employees shall park their cars only in those portions of the parking area designated by Landlord.

     17. Tenant shall not permit undue accumulations of garbage, trash, rubbish or any other refuse, and will keep such refuse in proper containers in the interior of the Tenant's Premises or other places designated by the Landlord.

     18. Tenant shall not conduct or permit any bankruptcy sales, unless directed by order of a court of competent jurisdiction, or any fictitious fire or going out of business sale.

     19. Landlord shall have the right to close and securely lock the Building during generally accepted holidays and during such other times as Landlord may, in its sole discretion, deem advisable for the security of the Building and its tenants. Landlord shall give Tenant twenty-four (24) hours notice before so closing and securely locking the Building except in an emergency.

     20. Landlord reserves the right to rescind, alter, waive or add any rule or regulation at any time prescribed for the Building when Landlord deems it necessary or desirable for the reputation, safety, character, security, care, appearance or interests of the Building, the preservation of good order therein, the operation or maintenance of the Building or the equipment thereof, or the comfort of tenants or others in the Building. No rescission, alteration, waiver or addition of any rule or regulation with respect to one tenant shall operate as a rescission, alteration or waiver in respect of any other tenant.

                                   SCHEDULE X
                                   ----------

                 METHOD OF BUILDING MEASUREMENT FOR OFFICE SPACE

     The Rental Area of the Premises shall be the area computed by measuring (a) with respect to the front and rear width thereof, from the exterior face of the adjacent exterior or corridor wall or, if none, from the center of the demising partition, to the opposite exterior face of the adjacent exterior or corridor wall or, if none, to the center of the opposite demising partition, and (b) with respect to the depth thereof, from the front lease line to the exterior face of the rear exterior wall, or corridor wall, or, if neither, to the center of the rear demising partition together with fifteen percent (15%) of the sum so determined as a "Common Area Factor"; and in no case shall there be any deduction for columns or other structural elements within any tenant's Premises.

                            FIRST AMENDMENT TO LEASE
                            ------------------------

     THIS FIRST AMENDMENT TO LEASE, made December 13, 2000, by and between FANEUIL HALL MARKETPLACE, INC., a Maryland corporation ("Landlord") and HARBOR GLOBAL COMPANY LTD., a limited duration company organized under the laws of Bermuda ("Tenant").

                                    RECITALS:

     A. Landlord and Tenant entered into a Lease dated October 26, 2000 (the "Lease"), for Premises containing approximately 3,497 square feet of Rental Area, in the building known as Faneuil Hall Marketplace (the "Premises"); and

     B. Landlord and Tenant desire to amend the terms and conditions of the Lease.

     NOW, THEREFORE, in consideration of the sum of One Dollar ($1.00), paid by Landlord and Tenant, each to the other, and the mutual covenants and conditions hereinafter contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:


     1. Definitions. Unless otherwise set forth in this First Amendment to
        -----------
Lease, all capitalized terms shall have the same meaning as set forth in the Lease.

     2. Tenant's Corporate Identity. The parties acknowledge that the Lease
        ---------------------------
incorrectly described Tenant's corporate identity as a "Massachusetts limited liability corporation". Tenant hereby represents to Landlord that, in lieu of the description in the Lease, Tenant is a "limited duration corporation organized under the laws of Bermuda" and Landlord and Tenant agree that, effective as of the date of the Lease (October 26, 2000), Tenant's corporate identity is corrected accordingly.

     Tenant further represents to Landlord that the nature of its corporate charter requires Tenant to liquidate its assets no later than October 24, 2005, provided Tenant's board of directors may authorize Tenant to continue its existence for additional periods of one (1) year each.

     3. Termination Date. Inasmuch as Tenant's corporate charter may expire as
        ----------------
of October 24, 2005, Landlord and Tenant hereby agree to change the Lease Termination Date set forth in Section 1.D.(3) of the Lease to October 24, 2005 so that the Term of the Lease runs concurrently with the term of Tenant's existence; subject, however, to the options to renew set forth in paragraph 4 below.

     4. Option to Renew. The option to renew originally set forth in Section
        ---------------
4.3. of the Lease is hereby deleted in its entirety, and the following inserted in lieu thereof:

     "4.3. Option to Renew. Tenant shall have the option to renew the Term of
           ---------------
this Lease for three (1) additional periods of one (1) year each ("First Renewal Term", "Second Renewal Term" and "Third Renewal Term", respectively), subject to the following terms and conditions.

     Tenant shall be permitted to exercise the options granted herein, provided
(i) Tenant (or an assignee or subtenant to which Landlord has consented) is in possession of the Premises, and is not in default of any term, covenant or condition of this Lease; and (ii) at the time Tenant notifies Landlord that it intends to exercise any of such options, Tenant provides Landlord with a copy of its corporate charter (or such other assurance, as may be reasonably acceptable to Landlord) evidencing that the term of Tenant's existence has been extended through at least the end of the renewal term for which the option is then being exercised. In the event Tenant is unable to provide evidence that the term of Tenant's existence has been extended at the time of Tenant's notice to exercise the option to renew, then Landlord will permit such renewal, subject to the terms of this paragraph 4, and provided (a) at the time Tenant delivers notice to Landlord that it is exercising its option to renew, Tenant advises Landlord of its intention to extend its existence; and (b) not less than ninety
(90) days prior to the end of the term then in effect, Tenant delivers to Landlord satisfactory evidence that Tenant's existence has been extended, or if such evidence is not available on or before such ninety (90) day period, Tenant provides Landlord with an unconditional and irrevocable letter of credit from an area banking institution approved by Landlord in an amount equal to six (6) months Annual Basic Rent ('Letter of Credit'). Such Letter of Credit shall be held by Landlord in accordance with the terms of the immediately following paragraphs.

     If a Letter of Credit is required, Tenant shall deliver same to Landlord on or before that date which is (90) days prior to the end of the term then effect. Such Letter of Credit shall be held by Landlord as security for the performance by Tenant of all the covenants and obligations of Tenant set forth in this Lease. Said Letter of Credit shall contain terms whereby it can be drawn on by Landlord at sight on any date during the then applicable renewal term on which issuer shall receive from Landlord a certification signed by Landlord stating that an Event of Default has occurred by Tenant under the Lease or that (contrary to Tenant's earlier stated intention) the term of Tenant's existence has not been extended. If an Event of Default has occurred, Landlord shall have the right to apply any amounts so drawn against all amounts then due and owing by Tenant under this Lease and/or against sums expended by Landlord to cure existing defaults by Tenant. Any balance left of the sum received from drawing on the Letter of Credit, after the curing of defaults and/or the payment of amounts due by Tenant, shall be held by Landlord, without interest, as a cash security deposit. In the event Landlord shall draw on any Letter of Credit provided by Tenant, Tenant shall replace same no later than thirty (30) days after the date of such drawing, and if same is not replaced it shall constitute an Event of Default under the terms of this Lease and Landlord shall have the benefit of all remedies permitted pursuant to the terms of this Lease and the laws of the State in which the Premises is located. If (contrary to Tenant's earlier stated intention) the term of Tenant's existence is not extended, this Lease shall terminate within ten (10) business days of Landlord's notice thereof and Landlord shall have the right to draw on the entire amount of the Letter of Credit and retain the full amount so drawn.

     Tenant acknowledges and agrees that it shall keep the Letter of Credit in full force and effect through the earlier to occur of (x) the end of the applicable renewal term; (y) or until Tenant shall have furnished Landlord with written evidence, reasonably satisfactory to Landlord, of its continuing existence, at which time, Landlord shall return the Letter of Credit to Tenant. In the event the term of the Letter of Credit must be renewed, then not more than thirty (30) days prior to any expiration date of the Letter of Credit, Tenant shall provide Landlord with a replacement Letter of Credit or an amendment extending the existing Letter of Credit. Should Tenant fail to provide Landlord with a replacement Letter of Credit (or an extension) on or before the expiration date of the Letter of Credit, Landlord shall have the right to draw on the entire amount of said Letter of Credit and hold it, without interest, for the benefit of Landlord as security for the faithful performance of the Lease until the Letter of Credit is replaced (or extended) or thirty (30) days following expiration of the then applicable renewal term. If the Letter of Credit is not replaced (or extended), the amount drawn by Landlord shall be returned to Tenant, less all costs incurred by Landlord in curing or satisfying any default by Tenant, within a reasonable time after the Termination Date of the then applicable renewal term.

     If Tenant fails to deliver any required Letter of Credit, such failure to deliver same shall constitute a default under this Lease and Landlord shall have the right to pursue all remedies available to under this Lease and at law (including, without limitation, termination of this Lease).

     The foregoing provisions with respect to the Letter of Credit shall apply to each option to renew.

     Each of the Renewal Terms shall be upon the same terms, covenants and conditions as contained in this Lease, except that:

     (i) the Annual Basic Rent during the First Renewal Term, commencing as of November 15, 2005, shall be at the "Prevailing Market Rate"; and the Annual Basic Rent during the Second and Third Renewal Terms shall be at the same rate applicable to the First Renewal Term;

     (ii) there shall be no further option to renew except as specifically provided herein; and

     (iii) Landlord shall not be obligated to construct, pay for or grant an allowance with respect to tenant improvements unless otherwise specifically provided for in this Lease.

     "Prevailing Market Rate" shall mean the current market rental rate for the Premises as determined by Landlord but shall not be more than the rate at which Landlord would offer such space or space of approximately the same size and location to a third party. In no event, however, shall the Annual Basic Rent during the either of the Renewal Terms be less than the Annual Basic Rent reserved under this Lease for the initial Term.

     In order to exercise the first option to renew, Tenant shall notify Landlord, in writing, not more than twelve (12) months nor less than nine (9) months prior to the expiration of the initial Term, that it is exercising its option to renew. On receipt of such notice, Landlord will, in writing, not later than thirty (30) days after receipt of the notice from Tenant, quote to Tenant what the new Annual Basic Rent will be for the ensuing renewal term. Tenant shall then notify Landlord, in writing, not later than fifteen (15) days after notice received of such Annual Basic Rent, as to whether or not it will exercise the option herein granted and if no such notice of exercise of the option is received, the option shall be deemed waived. In the event Tenant exercises the option, Landlord and Tenant shall execute a modification to this Lease acknowledging such renewal and setting forth the new Annual Basic Rent.

     In order to exercise the second and third options to renew, Tenant shall notify Landlord, in writing not less than six (6) months prior to the expiration of the First Renewal Term or the Second Renewal Term, as the case may be, that it is exercising its option to renew. Tenant may indicate in its notice exercising the third renewal option that it elects to have the Third Renewal Term expire on November 30, 2008 and the Third Renewal Term shall expire on that date, subject to Tenant's having provided evidence to Landlord that its corporate existence has been extended through such date (or such other assurance as may be reasonably acceptable to Landlord). If no such notice is received, each such option shall be deemed waived. In the event Tenant exercises such options, Landlord and Tenant shall execute a modification to this Lease acknowledging each such renewal.

     Each of the options granted herein shall be void if, at the time of exercise of the option in question, Tenant (or an assignee or subtenant to which Landlord has consented) is not in possession of the Premises, or if there is an Event of Default under this Lease, or if Tenant fails to deliver the requisite notice of intent to exercise within the time period specified above, or if Tenant fails to deliver sufficient evidence of extension of its corporate charter. The options granted herein shall not be severed from this Lease, separately sold, assigned or transferred.

     Landlord covenants and agrees that, notwithstanding anything to the contrary contained in this Lease (including the provisions of Section 25.1.), the option to renew granted herein shall not be null and void if Landlord has consented to a Transfer as required by the terms of Section 25 hereof."

     5. Full Force and Effect. All other terms, covenants and conditions of the
        ---------------------
Lease shall remain the same and continue in full force and effect and shall be deemed unchanged, except as such terms, covenants and conditions of the Lease have been amended or modified by this Agreement.

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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement under their respective seals as of the day and year first above written.



ATTEST:                                  LANDLORD:
                                         FANEUIL HALL MARKETPLACE, INC.



 /s/ Assistant Secretary                By:  /s/ Vice President          (SEAL)
-------------------------------            ------------------------------
Assistant Secretary                             Vice President



ATTEST:                                  TENANT:
                                         HARBOR GLOBAL COMPANY LTD.


 /s/ Donald H. Hunter                   By: /s/ Stephen G. Kasnet        (SEAL)
-------------------------------            ------------------------------
Chief Financial Officer                             President

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